UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

WashingtonFirst Bankshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	6.	Amount Previously Paid:
	7.	Form, Schedule or Registration Statement No.:
	8.	Filing Party:
	9.	Date Filed:

11921 Freedom Drive, Suite 250

Reston, Virginia 20190

NOTICE OF 2013 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, APRIL 30, 2013

Shareholders of WashingtonFirst Bankshares, Inc.:

The 2013 Annual Meeting of Shareholders (the “Meeting”) of WashingtonFirst Bankshares, Inc. (the “Company”) will be held at the Tower Club, 8000 Towers Crescent Drive, Suite 1700, Vienna, Virginia 22182, on Tuesday, April 30, 2013, beginning at 11:00 a.m. (local time), for the following purposes:

1.	To elect eight (8) directors of Group I to serve on the Board of Directors of the Company until the Company’s 2016 annual meeting of shareholders, one (1) director of Group II to serve on the Board of Directors of the Company until the Company’s 2014 annual meeting of shareholders, and one (1) director of Group III to serve on the Board of Directors of the Company until the Company’s 2015 annual meeting of shareholders, and in each case until their successors are duly elected and qualified or until their earlier resignation or removal;

2.	To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2013;

3.	To consider and vote on a proposal to approve the WashingtonFirst 2010 Equity Compensation Plan, as amended;

4.	To conduct an advisory (non-binding) vote regarding the compensation of the Company’s named executive officers;

5.	To conduct an advisory (non-binding) vote on the frequency of holding future advisory votes regarding the compensation of the Company’s named executive officers; and

6.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The close of business on March 15, 2013 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or at any adjournments thereof. A list of shareholders entitled to vote at the Meeting will be available for inspection by any shareholder at the principal office of the Company during ordinary business hours for a period of at least ten days prior to the Meeting.

By order of the Board of Directors,

Richard D. Horn
General Counsel and Corporate Secretary

April 2, 2013

Reston, Virginia

Your Vote is Important.

You are cordially invited and urged to attend the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card and promptly mail it in the enclosed envelope or follow the instructions provided to you to vote your shares via telephone or the Internet. The proxy is revocable in the manner described in the proxy statement at any time before it is voted at the Meeting. If you attend the Meeting, you may vote in person if you wish, even if you have previously returned your proxy card or voted your shares via telephone or the Internet.

WASHINGTONFIRST BANKSHARES, INC.

11921 Freedom Drive, Suite 250

Reston, Virginia 20190

PROXY STATEMENT

FOR

2013 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, APRIL 30, 2013

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, APRIL 30, 2013

Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”), WashingtonFirst Bankshares, Inc. (the “Company”) is providing access to its proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of its proxy materials on the Internet. You may access the following information electronically on the Investor Relations page of the Company’s website at www.wfbi.com, which does not have “cookies” that identify visitors to the site:

•	Notice of 2013 Annual Meeting of Shareholders;

•	Proxy Statement for 2013 Annual Meeting of Shareholders;

•	Form of Proxy; and

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

SOLICITATION, REVOCABILITY AND VOTING OF PROXIES

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the 2013 Annual Meeting of Shareholders of the Company to be held at the Tower Club, 8000 Towers Crescent Drive, Suite 1700, Vienna, Virginia 22182, on Tuesday, April 30, 2013, beginning at 11:00 a.m. (local time), and any adjournments thereof (the “Meeting”) for the purposes set forth in this Proxy Statement and the accompanying Notice of 2013 Annual Meeting of Shareholders. This Proxy Statement, the Notice of 2013 Annual Meeting of Shareholders and the enclosed proxy will first be sent to shareholders on or about April 2, 2013.

Voting of Proxies

You can ensure that your shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) are voted at the Meeting by submitting your instructions by telephone or the Internet, or by completing, signing, dating and returning the enclosed proxy in the envelope provided. Submitting your proxy by any of these methods will not affect your right to attend and vote at the Meeting. If no instructions are specified on an executed and returned form of proxy, the proxies intend to vote the shares represented thereby FOR the election of each of the director nominees, FOR the ratification of the independent registered public accounting firm, FOR the approval of the WashingtonFirst 2010 Equity Compensation Plan, as amended, FOR the approval of the compensation of the Company’s named executive officers and FOR the proposal to conduct future advisory votes on executive compensation every 3 YEARS, each to be presented to and voted upon by the shareholders as set forth herein.

The Board knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be properly taken, shares represented by an executed and unrevoked proxy will be voted with respect thereto in accordance with the judgment of the persons designated as proxies. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter presented at the Meeting for which advance notice was not received by the Company in accordance with the Company’s Bylaws.

Revocability of Proxies

Any proxy given by a record shareholder may be revoked by such shareholder at any time before it is voted at the Meeting by:

•	delivering to the Secretary of the Company a written notice of revocation;

•	submitting to the Secretary of the Company a duly executed proxy bearing a later date; or

•	attending the Meeting and voting in person.

All written notices of revocation and other communications with respect to revocation of proxies should be sent to: WashingtonFirst Bankshares, Inc., 11921 Freedom Drive, Suite 250, Reston, Virginia 20190, (703) 840-2410, Attention: Richard D. Horn, General Counsel and Corporate Secretary. Any shareholder who holds shares in street name with a bank or broker must contact that bank or broker if he or she wishes to revoke his or her proxy.

Solicitation of Proxies

This proxy solicitation is made by the Board and the cost of this solicitation is being borne by the Company. Proxies will be solicited through the mail and, if deemed advisable, directors, officers and regular employees of the Company may solicit proxies personally or by telephone or other means of communication, without being paid additional compensation for such services. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding the proxy materials to beneficial owners of the Common Stock.

VOTING SHARES AND VOTING RIGHTS

Only holders of record of Common Stock at the close of business on March 15, 2013 (the “Record Date”), are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. On that date there were 6,225,324 shares of Common Stock outstanding, which is the only outstanding class of voting securities of the Company. The holders of at least a majority of the outstanding shares of Common Stock must be represented at the Meeting, in person or by proxy, in order to constitute a quorum for the transaction of business. Abstentions and shares held of record by a broker or nominee that are voted on any matter will be included in determining whether a quorum exists. Each holder of Common Stock shall have one vote for each share of Common Stock registered in such holder’s name on the books of the Company on the Record Date.

Brokers, as holders of record, are permitted to vote on certain routine matters, but not on non-routine matters. A broker non-vote occurs when a broker does not have discretionary authority to vote the shares and has not received voting instructions from the beneficial owner of the shares. The only routine matter to be presented at the Meeting is the ratification of the appointment of the independent registered public accounting firm.

Item 1. Election of Directors

Directors will be elected by a plurality of the votes cast in person or by proxy at the Meeting. Accordingly, the eight Group I nominees, the one Group II nominee and the one Group III nominee receiving the highest number of votes cast by the holders of Common Stock will be elected. There will be no cumulative voting in the election of directors. A broker non-vote or a withholding of authority to vote with respect to one or more nominees for director will not have the effect of a vote against such nominee or nominees since broker non-votes and abstentions are counted for purposes of determining the presence or absence of a quorum, but are not counted as votes cast at the Meeting. The election of directors is not deemed to be a routine matter, so a broker is not permitted to vote on the election of directors without instructions from the beneficial owner of the shares. If a shareholder holds shares in street name and does not provide voting instructions to his or her broker, those shares will be counted as broker non-votes in the election of directors.

Item 2. Proposal to Ratify Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and present in person or represented by proxy at the Meeting is required to ratify the appointment of the independent registered public accounting firm. Any abstentions will have the effect of a vote against this matter. Since the ratification of the appointment of the independent registered public accounting firm is considered a routine matter and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to occur in connection with this proposal.

Item 3. Proposal to Approve the WashingtonFirst 2010 Equity Compensation Plan, as amended

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and present in person or represented by proxy at the Meeting is required to approve the WashingtonFirst 2010 Equity Compensation Plan, as amended. Any abstentions will have the effect of a vote against this matter. The Amendment to the 2010 Equity Compensation Plan vote is considered a non-routine matter and, as such, broker non-votes will be deemed shares not present to vote on this matter, will not count as votes for or against this proposal and will not be included in calculating the number of votes necessary for approval of such matter.

Item 4. Advisory Vote on Executive Compensation (“Say-On-Pay”)

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and present in person or represented by proxy at the Meeting is required to approve the advisory (non-binding) vote regarding the compensation of the Company’s named executive officers (“Say-On-Pay”). Any abstentions will have the effect of a vote against this matter. The Say-On-Pay vote is considered a non-routine matter and, as such, broker non-votes will be deemed shares not present to vote on this matter, will not count as votes for or against this proposal and will not be included in calculating the number of votes necessary for approval of such matter.

Item 5. Advisory Vote on Frequency of Say-On-Pay Vote (“Say-On-Frequency”)

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and present in person or represented by proxy at the Meeting is required to approve the advisory (non-binding) vote on the frequency of holding future advisory votes regarding the compensation of the Company’s named executive officers (“Say-On-Frequency”). Any abstentions will have the effect of a vote against this matter. Because Item 5 seeks the input of shareholders and provides the Company’s shareholders with the option to vote to hold a Say-On-Pay vote once every one, two or three years, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote on such matter and present in person or represented by proxy at the Meeting may not be reached for any of the frequency options presented. If the proposal is not approved by the required vote of shareholders, the Board will evaluate the votes cast and consider the frequency option that receives the highest number of shareholder votes as the recommendation of the shareholders. The Say-On-Frequency vote is considered a non-routine matter and, as such, broker non-votes will be deemed shares not present to vote on this matter, will not count as votes regarding this proposal and will not be included in calculating the number of votes necessary for approval of such matter.

Item 1.

ELECTION OF DIRECTORS

Election Procedures; Term of Office

The size of the Board is currently set at 23 members. In accordance with the Company’s Articles of Incorporation, members of the Board are divided into three groups, Group I, Group II and Group III, with eight in Group I, eight in Group II and seven in Group III. The members of each group are elected for a term of office to expire at the third succeeding annual meeting of shareholders following their election. The term of office of the current Group I directors expires at the Meeting. The terms of the Group II and Group III directors expire at the annual meeting of shareholders in 2014 and 2015, respectively.

The Nominating and Corporate Governance Committee has recommended to the Board, and the Board has approved the nomination of Shaza L. Andersen, Charles E. Andrews, George W. Connors, IV, Donald W. Fisher, Ph.D., John J. Mahoney, Kenneth Morrissette, Randall S. Peyton, M.D. and William G. Reilly to fill the eight expiring Group I director positions, the nomination of Oliver T. Carr, III to continue serving as a Group II director and the nomination of D. Mark Lowers to continue serving as a Group III director. Each Group I, Group II and Group III nominee is currently serving as a Group I, Group II and Group III director, respectively. The eight Group I nominees, one Group II nominee and one Group III nominee, if elected at the Meeting, will serve until the annual meeting of shareholders in 2016, 2014 and 2015, respectively.

The eight Group I nominees, one Group II nominee and one Group III nominee receiving the affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Meeting will be elected. Unless the authority to vote for the election of directors is withheld as to one or more of the nominees, all shares of Common Stock represented by proxy will be voted FOR the election of the nominees. If the authority to vote for the election of directors is withheld as to one or more but not all of the nominees, all shares of Common Stock represented by any such proxy will be voted FOR the election of the nominee or nominees, as the case may be, as to whom such authority is not withheld.

If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Board. The Board has no reason to believe that any nominee will be unavailable to serve as a director. All of the nominees have consented to being named herein and to serve if elected.

Any director vacancy occurring after the election may be filled by a majority vote of the remaining directors, even if the remaining directors constitute less than a quorum of the full Board. In accordance with Virginia law, a director appointed to fill a vacancy will be appointed to serve until the next annual meeting of shareholders held for the election of directors, regardless of whether the group of director in which he or she serves is to be elected at such annual meeting.

The biography of each of the director nominees, continuing directors and executive officers set forth below contains information regarding the person’s service as a director and/or executive officer, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director.

Nominees for Election

The following table sets forth the name, age and positions with the Company and WashingtonFirst Bank (the “Bank”) for each nominee for election as a director of the Company:

Name	Age	Positions with the Company and the Bank
Group I Nominees:

Shaza L. Andersen	46	Group I Director and President and Chief Executive Officer of the Company; Director and Chief Executive Officer of the Bank

Charles E. Andrews	61	Group I Director of the Company

George W. Connors, IV	53	Group I Director of the Company; Director and President and Chief Credit Officer of the Bank

Name	Age	Positions with the Company and the Bank
Donald W. Fisher, Ph.D.	67	Group I Director of the Company

John J. Mahoney	69	Group I Director of the Company

Kenneth Morrissette	70	Group I Director of the Company

Randall S. Peyton, M.D.	49	Group I Director of the Company

William G. Reilly	50	Group I Director of the Company

Group II Nominee:

Oliver T. Carr, III	48	Group II Director of the Company

Group III Nominee:

D. Mark Lowers	54	Group III Director of the Company

Shaza L. Andersen. Ms. Andersen is the Chief Executive Officer of the Bank and the President and Chief Executive Officer of the Company. She has served as a director of the Bank since its inception in 2004 and as a director of the Company since its formation in 2009. Ms. Andersen is responsible for the overall strategic direction and growth of the Company and the Bank. Prior to starting the Bank in 2004, Ms. Andersen served as the Executive Vice President and Chief Operating Officer of Century National Bank until Century was acquired by United Bank. In addition to serving as Chief Executive Officer of the Company and the Bank, Ms. Andersen serves on the Treasury Board of Virginia – as appointed by Governor Bob McDonnell, the Board of Directors of Amalgamated Casualty Insurance, the Board of Trustees for Youth for Tomorrow and is a member of the National Association of Women Business Owners (NAWBO) Leadership Circle and the International Women’s Forum of Washington, DC. She previously served on the Board of Directors of the Wolf Trap Foundation, the Executive Committee of the Board of Directors for Junior Achievement of Greater Washington and the Board of Directors of the Federal Home Loan Bank of Atlanta where she was Vice Chair of the Corporate Governance Committee and a member of the Housing Committee. Ms. Andersen founded the WashingtonFirst Youth Foundation, a local not-for-profit organization dedicated to enriching the physical, social and mental well-being of children in the Washington, DC Metropolitan area. The Company believes Ms. Andersen’s qualifications to serve as a director include her banking background and her years of experience as a director of the Company and the Bank.

Charles E. Andrews. Mr. Andrews has served as a director of the Bank and Company since 2012. Mr. Andrews most recently served as President and Chief Operating Officer of RSM McGladrey Inc., a subsidiary of H&R Block, Inc. He also served in various positions at SLM Corporation (Sallie Mae) including President, Chief Financial Officer & Executive Vice President, and Executive Vice President of Accounting, Corporate Finance and Risk Management. Prior to joining Sallie Mae, Mr. Andrews was at Arthur Andersen for 28 years, including 18 years as a partner in the DC Metro area. He currently serves on the Board of Directors of NVR, Inc. (including as a member of the Audit Committee) and Washington Mutual Investors Fund. He previously served as a Director of Six Flags, Inc. (including as Audit Committee Chair) and U-Store-It (renamed to CubeSmart) where he was also a member of the Audit Committee. Further, Mr. Andrews serves as Director of Junior Achievement and Inova Health Systems Foundation. Mr. Andrews, a Virginia Tech graduate, also serves as a member of the Advisory Board of the R.B. Pamplin College of Business at Virginia Tech. The Company believes Mr. Andrews’ qualifications to serve as a director include his audit, accounting and financial background.

George W. Connors, IV. Mr. Connors is the President and Chief Credit Officer of the Bank and has served as a director of the Bank since 2005 and a director of the Company since 2009. He has been in commercial banking for 29 years, serving in executive management positions at Century National Bank and its successor, United Bank, between 1990 and 2004, when he joined the Bank. Mr. Connors is currently on the boards of directors of The Entrepreneurs Institute, United Cerebral Palsy of Washington and Northern Virginia, and the Center for Financial Training. He currently serves on the faculty of the Center for Financial Training, and as President for United Cerebral Palsy, Treasurer for the Falls Church Anglican of Falls Church, Virginia, and Chairman of the Life to Eagle Committee for Boy Scout Troop 106, Arlington, Virginia. The Company believes Mr. Connors’ qualifications to serve as a director include his commercial banking and his years of experience as a director of the Company and the Bank.

Donald W. Fisher, Ph.D. Dr. Fisher was appointed to serve as a director of the Bank and the Company following the acquisition of Alliance Bankshares Corporation in December 2012. Previously, Dr. Fisher had served as a director of Alliance Bankshares Corporation since 2009 and was appointed Chairman in February 2011. He has served as the President and Chief Executive Officer of the American Medical Group Association, or “AMGA,” since October 1980. Dr. Fisher also serves on the Boards of Directors for the American Medical Group Foundation, the Council of Accountable Physician Practices, the American International

Health Alliance, and as Chairman of the Board of AMGA’s subsidiary Anceta, LLC. Dr. Fisher earned a BS degree from Millsaps College, MS and Ph.D. degrees from the University of Mississippi School of Medicine, and completed the Group Practice Executive Manager’s Institute at the Wharton School of Business. Through over 32 years of experience with AMGA, Dr. Fisher has developed extensive executive management knowledge and leadership skills that provide the board of directors with a unique perspective on corporate governance and corporate strategy. The Company believes Dr. Fisher’s qualifications to serve as a director include his executive management experience.

John J. Mahoney. Mr. Mahoney has served as a director of the Bank since 2006 and as a director of the Company since 2009. Since 1996 Mr. Mahoney has been President of Regional Title Incorporated. Prior to Regional Title, he served as Managing Partner for Transaction Associates (1995-1996), Vice President and Director of Operations for First American Title Insurance Company, Mid-Atlantic Region (1994-1995), and as President of Attorneys Title Corporation (1977-1994). Mr. Mahoney was past president of D.C. Land Title Association and the Capitol Hill Merchants and Professionals Association (CHAMPS). He was also a former Board Member (2001-2007) and Interim Chairman (2003-2004) of the D.C. Sports and Entertainment Commission, a Trustee of the Federal City Council (1996-2010), and a Trustee of Providence College in Rhode Island (2002-2010). Currently, Mr. Mahoney serves as a member of the D.C. Bar and a member of the Economics Club of Washington, and a participant on the District of Columbia Office of Revenue Analysis (ORA) Advisory Group. The Company believes Mr. Mahoney’s qualifications to serve as a director include his business experience and his years of experience as a director of the Company and the Bank.

Kenneth Morrissette. Mr. Morrissette has served as a director of the Bank since 2010 and as a director of the Company since 2010. Mr. Morrissette has served as President and Chief Executive Officer for Interstate Service Group, Inc., and several of its sister companies, from their worldwide headquarters in Springfield, Virginia since 2010. At age 16, Mr. Morrissette began working for the family business, Ace Van & Storage Co., Inc., founded by his father, Arthur E. Morrissette, in 1943. During his career with the family business, Mr. Morrissette has been responsible for management of all of the legal, financial, IT and administrative areas of the worldwide logistics and relocation businesses. Mr. Morrissette has served as officer and board member on various community and transportation industry associated boards, and currently serves on the board of The Salvation Army National Capital Region. The Company believes Mr. Morrissette’s qualifications to serve as a director include his business experience and his years of experience as a director of the Company and the Bank.

Randall S. Peyton, M.D. Dr. Peyton has served as a director of the Bank since 2007 and as a director of the Company since 2009. Dr. Peyton has been practicing orthopedics in the Northern Virginia area since 1995. Dr. Peyton is President and CEO of Arthritis & Sports Orthopaedics & Physical Therapy, which he founded in January 1998. Dr. Peyton is an orthopaedic total joint surgeon, focused on the treatment of arthritis, sports injuries, and musculoskeletal problems of the hip, knee and shoulder. He completed his fellowship training in adult reconstruction and total joint replacement surgery at the prestigious Rothman Institute of the Thomas Jefferson University in Philadelphia. Dr. Peyton has performed thousands of knee and hip replacements. In addition to his work at Arthritis & Sports, Dr. Peyton is a fellow in the American Academy of Orthopaedics Surgeons (AAOS) and belongs to several professional organizations including the American Association of Hip and Knee Surgeons (AAHKS) and the Arthroscopy Association of North America (AANA). The Company believes Dr. Peyton’s qualifications to serve as a director include his years of experience as a director of the Company and the Bank.

William G. Reilly. Mr. Reilly has served as a director of the Bank since 2004 and as a director of the Company since 2009. Since 1993, Mr. Reilly has been the President of Champion Title, Fairfax, Virginia, a title insurance and real estate settlements company. From 1999 to 2001, he was Vice President in charge of sales for Network Access Solutions, Herndon, Virginia. From 1991 to 1999, Mr. Reilly was National Sales Manager, Government Systems Division, of Executone Information Systems, Oakton, Virginia. He is on the Board of the Melanoma Research Foundation, a member of the Northern Virginia Builders Industry Association, Trump National Country Club, and Our Lady of Hope Church. The Company believes Mr. Reilly’s qualifications to serve as a director include his business experience and his years of experience as a director of the Company and the Bank.

Oliver T. Carr, III. Mr. Carr was appointed to serve as a director of the Bank and the Company following the acquisition of Alliance Bankshares Corporation in December 2012. Previously, Mr. Carr had served as a director of Alliance Bankshares Corporation since 2007. He continues to serve in a leadership role as President and Chief Executive Officer of Carr Properties, which is a private real estate investment trust owned by the Special Situation Property Fund managed by JPMorgan Chase Bank, N.A. Carr Properties owns and manages a portfolio of 3.8 million net rental square feet of commercial office properties in the Washington, D.C. metropolitan area with a value in excess of $1.4 billion. Mr. Carr was also the founder, President and Chief Executive Officer of Columbia Equity Trust (NYSE: COE), a publicly traded REIT, and served as Chairman of the board of directors from 2005 to 2007. Mr. Carr has a long history of community service in the Washington, D.C. metropolitan area. He holds a master’s degree in real estate development from MIT and a bachelor’s degree from Trinity College. The Company believes Mr. Carr’s qualifications to serve as a director include his business experience and his experience as a director of Alliance Bankshares Corporation.

D. Mark Lowers. Mr. Lowers was appointed to serve as a director of the Bank and the Company following the acquisition of Alliance Bankshares Corporation in December 2012. Previously, Mr. Lowers had served as a director of Alliance Bankshares Corporation from July 2010 through December 2012. He served on the Compliance Committee of the board of directors of Alliance Bankshares Corporation during 2011 and 2012. He serves as President and Chief Executive Officer of Lowers Risk Group, a provider of enterprise-wide risk mitigation and loss prevention, employments screening, and data intelligence services through its three complimentary companies: Lowers & Associates, Proforma Screening Solutions and Wholesale Screening Solutions. He is also President of Lowers & Associates, a firm specializing in risk mitigation and loss prevention firm that provides services to insurance companies, banks, the cash in transit industry and other financial institutions. Mr. Lowers is a certified fraud examiner and has over 25 years of experience administering risk management functions including risk assessments, risk mitigation techniques, audits and compliance programs. Mr. Lowers is actively involved in the Loudoun County, Virginia community and currently serves on the Board of Directors of INOVA Health System. Mr. Lowers served as the Chairman of the Board of Directors of Loudoun Healthcare, Inc. from 1998 through 2009, and as a director of Loudoun Healthcare, Inc. starting in 1994. The Company believes Mr. Lowers’ qualifications to serve as a director include his business experience and his experience as a director of Alliance Bankshares Corporation.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE FOR ELECTION TO THE BOARD.

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Company’s Group II and Group III directors whose terms of office do not expire at the Meeting, and the executive officers of the Company who are not also directors:

Name	Age	Positions with the Company and the Bank
Directors:

Joseph S. Bracewell	66	Group III Director and Chairman of the Board of the Company; Director and Chairman of the Board of the Bank

Josephine S. Cooper	67	Group II Director of the Company; Director of the Bank

Hon. John H. Dalton	71	Group III Director of the Company; Director of the Bank

Richard D. Horn	50	Group II Director and General Counsel and Corporate Secretary of the Company; Director and General Counsel and Corporate Secretary of the Bank

Juan A. Mencia	51	Group II Director of the Company; Director of the Bank

Larry D. Meyers	64	Group III Director of the Company; Director of the Bank

Mark C. Michael	50	Group II Director of the Company; Director of the Bank

Madhu K. Mohan, M.D.	62	Group III Director of the Company; Director of the Bank

James P. Muldoon	74	Group II Director of the Company; Director of the Bank

William C. Oldaker	71	Group II Director of the Company; Director of the Bank

Hon. Joe R. Reeder	65	Group III Director of the Company; Director of the Bank

Gail R. Steckler	59	Group II Director of the Company; Director of the Bank

Gen. (Ret.) Johnnie E. Wilson	69	Group III Director of the Company; Director of the Bank

Executive officers who are not also directors:

Matthew R. Johnson	49	Executive Vice President and Chief Financial Officer of the Company and the Bank

Group II Directors

Josephine S. Cooper. Ms. Cooper has served as a director of the Bank since 2004 and as a director of the Company since 2009. Ms. Cooper is chief executive of Josephine Cooper LLC, a consulting firm providing crisis management, public affairs and communications services to companies, trade associations and individuals. For almost seven years, she served as Group Vice President for Toyota Motor North America, Inc., directing federal and state government affairs, legislative, regulatory and compliance issues. Prior to joining Toyota in 2004, she served as President and Chief Executive Officer of the Alliance of Automobile Manufacturers, a trade association for the automobile industry, for five years. Prior to that time, she was Vice President for Regulatory Affairs for the

American Forest & Paper Association. She serves on the boards of the Washington Performing Arts Society, the National Capital Region Salvation Army, the Environmental Law Institute, the Fuqua School of Business at Duke University, and is on the Board of Trustees of Meredith College and is past president of the Business-Government Relations Council. The Company believes Ms. Cooper’s qualifications to serve as a director include her communications experience and her years of experience as a director of the Company and the Bank.

Richard D. Horn. Mr. Horn is the General Counsel and Corporate Secretary for both the Bank and the Company. He has served as a director of the Bank since 2004 and as a director of the Company since 2009. Prior to joining the Bank, Mr. Horn was a partner with the law firm of Bracewell & Giuliani, LLP in Washington, D.C. serving in the firm’s commercial litigation and dispute resolution practice. For more than 17 years, Mr. Horn represented clients before federal and state courts, administrative tribunals, and in state and federal agency proceedings in a broad array of business and commercial disputes. Mr. Horn is admitted to practice law in Virginia, Maryland and Washington, D.C. The Company believes Mr. Horn’s qualifications to serve as a director include his legal experience and his years of experience as a director of the Company and the Bank.

Juan A. Mencia. Mr. Mencia has served as a director of the Bank since 2005 and as a director of the Company since 2009. Mr. Mencia was the founder, President and Chief Executive Officer of The Cube Corporation, a nationally recognized facilities management company, from March 1994 to March 2005. The Cube Corporation was recognized as the Fastest Growing Hispanic-Owned Company in the United States in 2000, received the Virginia Vanguard Award for Top Service Company in the Commonwealth of Virginia in 2001 and 2002, and was listed number fifty-one on Hispanic Business Magazine’s Hispanic Business 500, a directory of the largest Hispanic-owned companies in 2004. Mr. Mencia sold The Cube Corporation, with over $115 million in annual revenue, in March 2005. He received the Ernst & Young Entrepreneur of the Year for the Greater Washington Area in 2000 and the Hispanic Business Magazine’s National Entrepreneur of the Year in 2001. Currently Mr. Mencia is involved with numerous ventures, start-ups and others. Additionally, Mr. Mencia is an investor partner with Venture Philanthropy Partners (VPP) whose mission is to serve the needs of children of low-income families in the Washington Metropolitan region and to demonstrate a unique approach to effective philanthropy. The Company believes Mr. Mencia’s qualifications to serve as a director include his business experience and his years of experience as a director of the Company and the Bank.

Mark C. Michael. Mr. Michael has served as a director of the Bank since 2005 and as a director of the Company since 2009. Mr. Michael is the founder and President of Occasions Caterers Inc., a full-service, off-premise catering firm, located in Washington, D.C. since 1986. He is also founder and President of Protocol Staffing Services LLC, a hospitality staffing service, as well as Menus Catering, Inc. a corporate drop-off catering service. In addition to being on several corporate boards, he is on the President’s Council for Higher Achievement Program and he serves as a mentor for the Regional Board for the Network for Teaching Entrepreneurship. He is a member of the Young Presidents’ Organization, Washington, D.C. Chapter, the US Chamber of Commerce, the Greater Washington Board of Trade, the Washington Convention and Visitors Bureau, and the International Society of Event Specialists. The Company believes Mr. Michael’s qualifications to serve as a director include his business experience and his years of experience as a director of the Company and the Bank.

James P. Muldoon. Mr. Muldoon has served as a director of the Bank since 2004 and as a director of the Company since 2009. Mr. Muldoon is the CEO of METCOR, Ltd., Washington, D.C., which identifies, develops and secures federal business for high technology firms and has served in that capacity since 1979. A division of METCOR, Learning Systems International (LSI), offers training materials development, documentation and training delivery services. He has served as Chairman of the U.S. Coast Guard’s National Boating Safety Advisory Council since 1998 and is immediate past Chairman of the Board of Trustees of St. Mary’s College of Maryland and continues to serve as a board trustee. He is Chairman of the National Maritime Heritage Foundation/DC Sail, the Vice President of the National Sailing Hall of Fame and was President of the United States Sailing Association from 1997 to 2000. In addition, Mr. Muldoon currently serves as a member of numerous project and governance boards related to other charitable and community organizations. The Company believes Mr. Muldoon’s qualifications to serve as a director include his business experience and his years of experience as a director of the Company and the Bank.

William C. Oldaker. Mr. Oldaker has served as a director of the Bank since 2004 and as a director of the Company since 2009. Mr. Oldaker is a founding member and partner in the Washington, D.C. law firm of Oldaker Law Group, LLP, which was established in 1993. From 1987 to 1993, he was a partner in the Washington office of the law firm of Manatt, Phelps and Phillips. He was a partner at Epstein, Becker, and Green from 1982 to 1987 and is currently a partner of the National Health Advisors, a joint venture of Epstein, Becker, & Green and The Oldaker Group. He previously served as a director of Century National Bank until its acquisition by United Bank. Mr. Oldaker, is a partner in the consulting firm, The National Group, and a member of the board of directors for Neuralstem, Inc., a biopharmaceutical firm. He is a member of the D.C. Bar Association, the Bar Association for the Court of Appeals, D.C., and the Bar of the United States Supreme Court. The Company believes Mr. Oldaker’s qualifications to serve as a director include his legal experience and his years of experience as a director of the Company and the Bank.

Gail R. Steckler. Ms. Steckler has served as a director of the Bank since 2004 and as a director of the Company since 2009. Ms. Steckler is Treasurer of Infrastructure Management Group, Inc., a global management consulting company. Before joining IMG, Inc. she was a Development Officer for Virginia Properties Associates, Inc., a real estate investment firm. Prior to this, she was a Vice President at ASB Capital Management, an institutional investment advisory firm. She has served as the Vice Chair of the Board of Trustees of the National Presbyterian School, where for several years she chaired the Finance Committee and the Investment Committee. She is a member of the CFA Society of Washington, D.C., and The Board of Visitors of Children’s National Medical Center. The Company believes Ms. Steckler’s qualifications to serve as a director include her management experience and her years of experience as a director of the Company and the Bank.

Group III Directors

Joseph S. Bracewell. Mr. Bracewell is the Chairman of the Boards of Directors of the Bank and the Company. Mr. Bracewell has served as a director of the Bank since 2004 and as a director of the Company since 2009. He is a retired partner and currently Of Counsel to the law firm of Bingham McCutchen LLP, which he joined in 2009 as a result of the combination of Bingham and McKee Nelson LLP, where Mr. Bracewell was previously a partner. Prior to joining McKee Nelson in 2002, Mr. Bracewell served as Chairman, President and CEO of Century Bancshares, Inc. from the bank’s inception in 1982 until it was acquired by United Bankshares, Inc. in 2001. He has been actively engaged in the banking business for forty years in both Houston, Texas and Washington, D.C. having served as principal organizer or founding director of six newly-chartered banks, five of which have been profitably sold to regional banks or private investors. Mr. Bracewell is a former Director and Vice Chairman of the Federal Home Loan Bank of Atlanta, and a former Director of the Independent Community Bankers of America. The Company believes Mr. Bracewell’s qualifications to serve as a director include his banking experience and his years of experience as a director of the Company and the Bank.

Honorable John H. Dalton. Mr. Dalton has served as a director of the Bank since 2004 and as a director of the Company since 2009. Mr. Dalton has been President of the Housing Policy Council of the Financial Services Roundtable since January 2005. From September 2000 to December 2004 he served as President and Director of IPG Photonics, a fiber optics company. From 1993 to 1998, Mr. Dalton served as Secretary of the Navy. In 1997 he received the International Security Leadership Award from the National Security Caucus. Mr. Dalton serves as the Chairman of the National Advisory Board of Community Renewal International and on the Chapter of the Washington National Cathedral. He also serves on the corporate boards of Fresh Del Monte Produce, Inc., and BGC Partners, Inc. The Company believes Mr. Dalton’s qualifications to serve as a director include his legal experience and his years of experience as a director of the Company and the Bank.

Larry D. Meyers. Mr. Meyers has served as a director of the Bank since 2004 and as a director of the Company since 2009. Mr. Meyers is the founder and President of Meyers & Associates, a government relations firm established in 1981. The twelve-member firm assists universities, cities, business and agricultural groups in understanding and affecting government policy. The firm is associated with Crosswind Communications, an Austin-based public relations firm with offices in New York, Miami, Chicago, and Los Angeles. He also serves as President of Agriculture Development International, Inc., an export and consulting firm providing commodities and technical assistance to developing countries. He is a Deacon and serves as Vice Chairman of the Foundation for the First Baptist Church of Alexandria, Virginia. He also serves as Sponsoring Organization Representative for the Boy Scouts of America and is a member of the Executive Advisory Board for the Office of International Affairs of Texas Tech University, and is a member of the Board of Trustees of the Texas State Aquarium. The Company believes Mr. Meyers’ qualifications to serve as a director include his business experience and his years of experience as a director of the Company and the Bank.

Madhu K. Mohan, M.D. Dr. Mohan has served as a director of the Bank since the acquisition of First Liberty in 2006 and as a director of the Company since 2009. Dr. Mohan is a practicing endocrinologist and President of the Riverside Medical Group, a large multi-specialty group consisting of 50 health care providers. He is founder and Chairman of First Opinions, a software company in New Delhi, as well as Director of AJPL, a hydroelectric power project in Sikkim, India. He is also Chairman of a private equity fund with interests in healthcare companies in Southeast Asia and Europe. He was previously the Chairman of First Liberty Bancorp, Inc. and First Liberty National Bank prior to its acquisition by the Company. Dr. Mohan has been involved in various community projects and multiple businesses in health care, technology, biotech and real estate. The Company believes Dr. Mohan’s qualifications to serve as a director include his experience as a director of the Company and the Bank.

Honorable Joe R. Reeder. Mr. Reeder has served as a director of the Bank since 2004 and as a director of the Company since 2009. Mr. Reeder, Mid-Atlantic Region Managing Shareholder for Greenberg Traurig, LLP (1999-2008), also served as Chairman of the Board of the Panama Canal Commission and 14th Undersecretary of the U.S. Army (1993-1997). A member of a number of corporate boards (both domestic and international), Mr. Reeder also serves on a number of civic and charitable boards, including the National Board of Governors of the USO, the Armed Services YMCA, the National Defense Industry Association, where he chairs the corporate Ethics Committee, the Marshall Legacy Institute, the Army Air Force Mutual Aid Association, Our Military Kids, and the International Advisory Board of the Panama Canal Authority. A Trustee Emeritus of the Association of the U.S. Army, Mr. Reeder

co-chaired Governor Warner’s Base Realignment Commission and was named by Governors Warner and Kaine to the Virginia National Defense Industrial Authority, where he recently was re-elected as Chairman. The Company believes Mr. Reeder’s qualifications to serve as a director include his legal experience and his years of experience as a director of the Company and the Bank.

General (Ret.) Johnnie E. Wilson. General Wilson has served as a director of the Bank since 2005 and as a director of the Company since 2005. General Wilson, retired 4-star, is currently Chief Executive Officer of JWIL, LLC. He previously served as the President and Chief Operating Officer of Dimensions International, Inc. from 1999 to 2007, and later as Vice President of Logistics at Honeywell Technology. General Wilson’s distinguished career in the U.S. Army culminated in his position as Commanding General, U.S. Army Material Command. During his career, General Wilson was selected to command the Ordinance Center and School responsible for the training and professional development of soldiers, NCOs and officers every year. He also served as Deputy Chief of Staff for Logistics, Department of Army, where he was responsible for worldwide logistics. General Wilson currently serves with a number of civic and charitable organizations, including Mission Readiness, an organization formed to fight youth obesity, CAUSE, an organization formed to support United States wounded combat veterans, and the Career Communications Group’s Stars & Stripes Committee, where General Wilson serves as the National Chairman. The Company believes General Wilson’s qualifications to serve as a director include his management experience and his years of experience as a director of the Company and the Bank.

Executive Officers of the Company

Matthew R. Johnson. Mr. Johnson is an Executive Vice President and the Chief Financial Officer of the Bank and the Company. He has extensive financial institution planning and development as well as acquisition experience. Prior to WashingtonFirst, Mr. Johnson served as Senior Vice President and Chief Financial Officer for Capital Bank, NA in Rockville, MD and also held management positions with Olson Research Associates, Caledonian Venture Partners and Chesapeake Ventures. He was recently asked to serve on the American Bankers Association’s Federal Home Loan Bank Committee. Mr. Johnson also currently serves on the parish council for the Greek Orthodox Church of St. George and as a director of the Metropolitan Washington Orthodox Senior Housing Project (MWOSH), a non-profit organization focused on providing assisted living housing for seniors within the Greek Orthodox diocese of Washington, D.C.

Each executive officer of the Company is elected by the Board and each executive officer of the Bank is elected by the board of directors of the Bank. Each executive officer holds office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

CORPORATE GOVERNANCE

Meetings of the Board

The Board held a total of eight (8) meetings during 2012 and took certain actions by unanimous written consent. There were two (2) directors who attended less than 75% of the aggregate of the (1) total number of meetings of the Board and (2) total number of meetings held by the board of directors of the Bank and committees on which he or she served: Mark C. Michael and Randall S. Peyton, M.D.

Board Leadership Structure

The Company’s Chairman of the Board is Joseph S. Bracewell and its Chief Executive Officer is Shaza L. Andersen.

Although the Company’s Bylaws do not require that the office of Chairman and Chief Executive Officer be separate and the Board has no fixed policy with respect to combining or separating the roles of Chairman and Chief Executive Officer, the Board believes that its current leadership structure is appropriate at this time because the Chairman and Chief Executive Officer fulfill separate and distinct roles. The Chairman presides over meetings of the Board and acts as liaison between the independent directors and the Chief Executive Officer while the Chief Executive Officer is responsible for the day-to-day management of the Company. The Board believes that this leadership structure has proven to be effective under the Company’s current circumstances.

Executive Sessions

The non-employee directors of the Company hold executive sessions from time to time at the conclusion of regular meetings of the Board without the Chief Executive Officer or any other member of management present. The independent directors of the Company also hold executive sessions from time to time without the Chief Executive Officer or any other member of management present. The Company’s common stock was admitted to trading on the NASDAQ Capital Market on December 24, 2012. In 2012 the Company’s independent directors held no executive sessions. However, in accordance with applicable NASDAQ Capital Market rules, the Company expects that its independent directors will begin convening regularly scheduled executive sessions.

Oversight of Risk Management

The Board is responsible for overseeing management and the business and affairs of the Company, which includes the oversight of risk. In exercising its oversight, the Board has allocated certain areas of focus to its committees and has retained areas of focus for itself. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Nominating and Corporate Governance Committee manages risks associated with management, including the independence of the Board and succession planning. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. The Board as a whole regularly reviews information regarding the Company’s asset quality, securities portfolio, capital, liquidity and operations, as well as the risks associated with each. Throughout the year, senior management reports to the Board the risks that may be material to the Company. The goal of these processes is to achieve serious and thoughtful Board-level attention to the nature of the material risks faced by the Company and the adequacy of the Company’s risk management processes and systems. While the Board recognizes that the risks the Company faces are not static, and that it is not possible to mitigate all risk and uncertainty all of the time, the Board believes that the Company’s approach provides the Board with the proper foundation and oversight perspective with respect to management for the Company.

Committees of the Board

The Company’s Board has three standing committees, the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, each of which is described below.

Audit Committee. The primary purpose of the Audit Committee, which also serves as the audit committee of the Bank, is to provide independent and objective oversight with respect to the Company’s financial statements and reports and other financial information provided to shareholders and others, the Company’s internal controls, the independent registered public accounting firm’s qualifications and independence, the Company’s compliance with legal and regulatory requirements and the Company’s audit, accounting and financial reporting processes generally. The Audit Committee reports to the Board concerning such matters, appoints the independent registered public accounting firm for the Company and the Bank, reviews the scope of work of the independent registered public accounting firm and its reports and reviews the activities and actions of the Bank’s internal auditors. In addition, the Audit Committee reviews and discusses with management and the independent registered public accounting firm the Company’s quarterly financial results and the quarterly financial statements prior to the filing of the Company’s Quarterly Reports on Form 10-Q and the Annual Report on Form 10-K.

The Audit Committee is responsible for oversight of Company risks relating to accounting matters, financial reporting and legal and regulatory compliance. To satisfy these oversight responsibilities, the Audit Committee separately meets regularly with the Company’s Chief Financial Officer, General Counsel, independent registered public accounting firm and management. The Audit Committee chair regularly meets between formal Audit Committee meetings with the Company’s chief accounting officer and independent registered public accounting firm. The Audit Committee also receives regular reports regarding issues such as the status and findings of audits being conducted by the independent registered public accounting firm, the status of material litigation, accounting changes that could affect the Company’s financial statements and proposed audit adjustments.

The Audit Committee is comprised of Charles E. Andrews (Chairman), D. Mark Lowers, Juan A. Mencia, Larry D. Meyers, Randall S. Peyton, M.D., Joe R. Reeder, and Gen. (Ret.) Johnnie E. Wilson, each of whom the Board has determined to be an independent director of the Company as defined in the listing standards of the NASDAQ and in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has also determined that Charles E. Andrews has the requisite attributes of an “audit committee financial expert” as defined by the rules and regulations of the SEC. The Audit Committee operates pursuant to a written charter, which is available electronically in the corporate information section of the Investor Relations page of the Company’s website at www.wfbi.com. The Audit Committee held five (5) meetings during 2012.

Compensation Committee. The Compensation Committee is responsible for discharging the responsibilities of the Board relating to the compensation of the Company’s Chairman of the Board, Chief Executive Officer, directors and other executive officers. The Compensation Committee also administers the Company’s incentive compensation and equity-based plans and makes recommendations to the Board as to option and stock grants to the employees and directors of the Company and Bank pursuant to such plans.

The Compensation Committee is responsible for risks relating to employment policies and the Company’s compensation and benefits systems. To assist it in satisfying these oversight responsibilities, the Compensation Committee meets regularly with management to understand the financial, human resources and shareholder implications of compensation decisions being made.

The Compensation Committee currently consists of Juan A. Mencia (Chairman), Mark C. Michael, and James P. Muldoon, each of whom the Board has determined to be an independent director as defined in the NASDAQ listing standards. The Compensation Committee operates pursuant to a written charter, which is available electronically in the corporate information section of the Investor Relations page of the Company’s website at www.wfbi.com. The Compensation Committee held one (1) meeting during 2012.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board regarding the membership of the Board, including:

•	recommending to the Board the slate of director nominees for election at the annual meeting of shareholders;

•	considering, recommending and recruiting candidates to fill any vacancies or new positions on the Board, including candidates that may be recommended by shareholders;

•	establishing criteria for selecting new directors; and

•	reviewing the backgrounds and qualifications of possible candidates for director positions.

In addition, the Nominating and Corporate Governance Committee is responsible for considering and making recommendations to the Board concerning the function and needs of the Board, including:

•	reviewing and recommending policies applicable to the Board;

•	regularly reviewing issues and developments related to corporate governance and reassessing the corporate governance guidelines and recommending any proposed changes to the Board;

•	administering and overseeing compliance with the Company’s Code of Ethics;

•	reviewing the responsibilities and composition of key Board committees and making recommendations to the Board; and

•	soliciting input from the directors and, on an annual basis, conducting a review of the effectiveness of the operation of the Board and its committees.

The Nominating and Corporate Governance Committee is also responsible for oversight of risks relating to management and Board succession planning, the independence of the Board of Directors and potential conflicts of interest, shareholder responses to the Company’s business practices and employee and investor responses to the Company’s human resources practices. To satisfy these oversight responsibilities, the Nominating and Corporate Governance Committee receives regular reports from officers of the Company responsible for each of these risk areas on matters such as progress against succession planning programs and goals, trends in risk levels, the employee climate and risk management activities that could affect Company operations.

The Nominating and Corporate Governance Committee currently consists of William C. Oldaker (Chairman), Charles E. Andrews, Josephine S. Cooper, John H. Dalton, Donald W. Fisher, Ph.D., Mark C. Michael, and Gen (Ret.) Johnnie E. Wilson, each of whom the Board has determined to be an independent director as defined in the NASDAQ listing standards. The Nominating and Corporate Governance Committee operates pursuant to a written charter, a copy of which is available electronically in the corporate information section of the Investor Relations page of the Company’s website at www.wfbi.com. The Nominating and Corporate Governance Committee held one (1) meeting in 2012.

Director Nominations Process

The Nominating and Corporate Governance Committee considers nominees to serve as directors of the Company and recommends such persons to the Board. The Nominating and Corporate Governance Committee also considers director candidates recommended by shareholders who appear to be qualified to serve on the Board and meet the criteria for nominees considered by the committee. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board. In order to avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below in the section titled “ – Procedures to be Followed by Shareholders.”

Criteria for Director Nominees

The Nominating and Corporate Governance Committee considers the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its shareholders; independence; and any other factors the Nominating and Corporate Governance Committee deems relevant, including age, size of the Board and regulatory disclosure obligations. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity; however, the Board and Nominating and Corporate Governance Committee believe that it is essential that the Board members represent diverse viewpoints.

The Nominating and Corporate Governance Committee may weigh the foregoing criteria differently in different situations, depending on the composition of the Board at the time. The Nominating and Corporate Governance Committee will strive to maintain at least one director who meets the definition of “audit committee financial expert” under the regulations of the SEC.

In addition, prior to nominating an existing director for re-election to the Board, the Nominating and Corporate Governance Committee considers and reviews an existing director’s Board and committee attendance and performance; length of board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Process for Identifying and Evaluating Director Nominees

Pursuant to the Nominating and Corporate Governance Committee Charter as approved by the Board, the Nominating and Corporate Governance Committee is responsible for the process relating to director nominations, including identifying, interviewing and selecting individuals who may be nominated for election to the Board. The process that the Nominating and Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board is set forth below.

Identification. For purposes of identifying nominees for the Board, the Nominating and Corporate Governance Committee will rely on personal contacts of the members of the Board as well as their knowledge of members of the Bank’s local communities. The Nominating and Corporate Governance Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth below in the section titled “ – Procedures to be Followed by Shareholders.” The Nominating and Corporate Governance Committee has not previously used an independent search firm in identifying nominees.

Evaluation. In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board by evaluating the candidate under the selection criteria set forth above. In addition, for any new director nominee, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate.

Procedures to be Followed by Shareholders

Any shareholder of the Company may recommend to the Nominating and Corporate Governance Committee one or more persons as a nominee for election as a director of the Company at an annual meeting of shareholders if the shareholder complies with the prior notice and information provisions contained in the Company’s Bylaws. Currently, in order for a director nomination to be timely, a shareholder’s notice to the Company must be received at the Company’s offices not less than 120 days prior to the first anniversary of the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting of shareholders. To submit a nomination of a director candidate, a shareholder must submit the following information in writing, addressed to the President of the Company c/o the Corporate Secretary of the Company at the Company’s main office:

•	the name and address of the shareholder who intends to make the nomination of the person(s) and of the person(s) to be nominated;

•

a representation that the shareholder is the owner of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice;

•

if applicable, a description of all arrangements or understandings between the shareholder and each nominee for director and any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made by the shareholder;

•

such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, by the Board, including, but not limited to, the amount and nature of his beneficial ownership of the Company’s securities, his principal occupation for the past five years and his age; and

•	the written consent of each nominee to serve as a director of the Company if so elected.

A nomination of any person not made in compliance with the foregoing procedures shall not be eligible to be voted upon by the shareholders at the meeting.

If the Nominating and Corporate Governance Committee receives a director nomination from a shareholder or group of shareholders who (individually or in the aggregate) beneficially owned greater than 5% of the Company’s outstanding Common Stock for at least one year as of the date of such recommendation, the Company, as required by applicable securities law, will identify the candidate and shareholder or group of shareholders recommending the candidate and will disclose in its proxy statement whether the Nominating and Corporate Governance Committee chose to nominate the candidate, as well as certain other information.

Shareholder Communications with Directors

The Board will give appropriate attention to written communications received from shareholders, and will respond if and as appropriate. Shareholders or other interested parties can contact any director or committee of the Board by writing to them in care of WashingtonFirst Bankshares, Inc., 11921 Freedom Drive, Suite 250, Reston, Virginia 20190, Attention: Richard D. Horn, General Counsel and Corporate Secretary. Comments or complaints relating to the Company’s accounting, internal accounting controls or auditing matters will be referred to members of the Audit Committee. Other concerns will generally be referred to the Nominating and Corporate Governance Committee.

Director Attendance at Annual Meeting

The Board encourages directors to attend the annual meeting of shareholders. Sixteen (16) members of the Company’s Board attended the Company’s 2012 annual meeting of shareholders held on April 24, 2012.

Code of Ethics

The Company’s Board has adopted a Code of Ethics that applies to all directors, officers and employees, including the Company’s Chairman of the Board and Chief Executive Officer and senior financial officers. The Code of Ethics is available electronically in the corporate information section of the Investor Relations page of the Company’s website at www.wfbi.com.

Director Independence

During the Board’s review of director independence, the Board considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates, including those reported under “Certain Relationships and Related Transactions” below. The Board also considered whether there were any transactions or relationships between directors or any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder) and members of the Company’s senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.

As a result of this review, the Board affirmatively determined that the following directors are independent directors under the NASDAQ listing standards: Charles E. Andrews, Oliver T. Carr, III, Josephine S. Cooper, Hon. John H. Dalton, Donald W. Fisher, Ph.D, D. Mark Lowers, John J. Mahoney, Juan A. Mencia, Larry D. Meyers, Mark C. Michael, Madhu K. Mohan, M.D. , Kenneth Morrissette , James P. Muldoon, William C. Oldaker, Randall S. Peyton, M.D., Hon. Joe R. Reeder, William G. Reilly, Gail R. Steckler and Gen. (Ret.) Johnnie E. Wilson.

DIRECTOR COMPENSATION

All of the Company’s directors serve as directors of the Bank. The Bank board meetings are held concurrently with the Company’s board meetings. Directors of the Bank are not separately compensated for their service on the Bank board or any committee thereof. Directors are expected to attend the regular monthly meetings of the board of directors of the Bank as well as the regular meetings of the Board.

During 2012, the Compensation Committee was responsible for the compensation policies and practices relating to the compensation of the Company’s and the Bank’s directors. During 2012, directors of the Company received an annual retainer of $1,500 and unrestricted stock awards of 600 shares of Common Stock plus a fee of $100 for each special meeting of the Board and each meeting attended in excess of ten meetings during the year, $100 for each committee meeting attended in person and $50 for each executive loan committee meeting attended. In 2012, the Chairman of the Audit Committee and the Chairman of the Bank’s Executive Loan Committee and the Bank’s Marketing Committee each received an annual retainer of $2,000 plus unrestricted stock awards of 750 shares of Common Stock. These retainers are paid in consideration of the work load experienced by the committee Chairmen.

Shaza L. Andersen, George W. Connors, IV, Richard D. Horn, and Joseph S. Bracewell, who serve as directors of the Company and the Bank, are employed by the Company and/or the Bank and do not receive a fee for their service as a director or for attending any meetings of committees on which they serve.

Beginning January 31, 2012, the Chairman of the Board, Mr. Bracewell, became an employee of the Company and the Bank and was compensated with an annual salary of $75,000, plus unrestricted stock awards of 1,000 shares of Common Stock. Effective August 10, 2012, Mr. Bracewell’s annual salary was increased to $150,000.

The following table contains information concerning the compensation of the non-employee directors of the Company for the fiscal year ended December 31, 2012. The director compensation received by named executive officers who also serve as directors is listed in the Summary Compensation Table included in this Proxy Statement.

Director Compensation for the Fiscal Year Ended December 31, 2012

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total

Charles E. Andrews	$873	$—	$873
Joseph S. Bracewell(3)	4,167	10,250	14,417
Oliver T. Carr, III	—	—	—
Josephine S. Cooper	2,100	6,150	8,250
Hon. John H. Dalton	1,900	6,150	8,050
Donald W. Fisher, Ph.D.	—	—	—
D. Mark Lowers	—	—	—
John J. Mahoney	3,200	6,150	9,350
Juan A. Mencia	4,150	7,688	11,838
Larry D. Meyers	2,100	6,150	8,250
Mark C. Michael	2,400	7,688	10,088
Madhu K. Mohan, MD	1,800	6,150	7,950
Ken Morrissette	3,200	6,150	9,350
James P. Muldoon	3,850	7,688	11,538
William C. Oldaker	3,400	6,150	9,550
Randall S. Peyton, MD	1,900	6,150	8,050
Hon. Joe R. Reeder	1,900	6,150	8,050
William G. Reilly	2,800	6,150	8,950
Gail R. Steckler	3,750	6,150	9,900
Gen. (Ret.) Johnnie E. Wilson	2,100	6,150	8,250

(1)	For the year ended December 31, 2012, none of the above directors received compensation in the form of perquisites or other personal benefits.
(2)

Represents the aggregate grant date fair value of restricted stock awarded pursuant to the Company’s 2010 Equity Compensation Plan in year indicated, which was computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“ASC Topic 718”).

(3)	Beginning January 31, 2012, the Chairman of the Board, Mr. Bracewell, became an employee of the Company and the Bank.

EXECUTIVE COMPENSATION AND OTHER MATTERS

During 2012, the Compensation Committee was responsible for the compensation policies and practices relating to the compensation of the Company’s and the Bank’s executive officers. The Compensation Committee and the Board have reviewed the compensation policies and practices for the Company’s officers and employees and concluded that any risks arising from such policies and practices are not reasonably likely to have a material adverse effect on the Company or the Bank.

Summary Compensation Table

The following table provides certain summary information concerning compensation paid, earned or accrued by the Company to or on behalf of the Company’s Chief Executive Officer and the other two most highly compensated executive officers of the Company (determined as of the end of the last fiscal year) (the “named executive officers”) for the last two fiscal years ended December 31, 2012:

Summary Compensation Table for the Last Two Fiscal Years Ended December 31, 2012

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	All Other Compensation(3)	Total

Shaza L. Andersen President and Chief Executive Officer(4)	2012	$400,000	$200,000	$41,000	$39,680	$680,680
	2011	400,000	100,000	19,269	35,393	545,662

George W. Connors, IV President and Chief Lending Officer of WashingtonFirst Bank(5)	2012	290,000	70,000	30,750	33,244	423,994
	2011	250,000	60,000	11,655	30,388	352,043

Richard D. Horn General Counsel and Corporate Secretary(6)	2012	278,250	75,000	20,500	25,414	399,164
	2011	265,000	35,000	9,139	22,704	331,843

(1)	The amounts in this column represent the bonus amounts earned, and therefore, accrued by the Company for services provided in the year indicated regardless of when such bonuses are actually paid.
(2)

The amounts in this column represent the aggregate grant date fair value of restricted stock awarded pursuant to the Company’s 2010 Equity Compensation Plan for services provided in the year indicated, which were computed in accordance with ASC Topic 718.

(3)	Other compensation includes car allowance, 401(k) matching and paid health benefits.
(4)

Ms. Andersen is Chief Executive Officer of both the Company and the Bank. Ms. Andersen is compensated for her service as Chief Executive Officer of the Bank and is not additionally compensated for her service as Chief Executive Officer of the Company.

(5)

Mr. Connors is not separately employed as an officer of the Company. However, Mr. Connors has been identified as a named executive officer because of his position at the Company’s only subsidiary, the Bank. The Company has no operations other than as the holding company of the Bank.

(6)

Mr. Horn is General Counsel and Corporate Secretary of both the Company and the Bank. Mr. Horn is compensated for his service as General Counsel of the Bank and is not additionally compensated for his service as General Counsel of the Company.

The Company seeks to closely align the interests of its named executive officers with the interests of its shareholders. The Company’s compensation programs are designed to reward the named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

Outstanding Equity Awards

The following table contains information concerning the unexercised options and stock awards for each named executive officer as of December 31, 2012:

Outstanding Equity Awards at 2012 Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options			Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested(1)	Market Value of Shares of Stock That Have Not Vested(2)
	Exercisable	Unexercisable
Shaza L. Andersen	15,750	—		$9.50	4/16/2014	11,350	$123,715
	2,010	—		9.50	6/30/2014
	5,250	—		10.21	4/12/2015
	5,250	—		10.45	12/30/2015
	15,750	—		13.30	1/26/2017
	—	21,000		13.30	1/31/2018
	—	99,750	(3)	11.55	6/18/2022

George W. Connors, IV	5,250	—		9.50	4/16/2014	6,788	73,989
	1,050	—		9.50	6/30/2014
	2,625	—		10.21	4/12/2015
	5,250	—		10.45	12/30/2015
	10,500	—		13.30	1/26/2017
	—	15,750		13.30	1/31/2018
	—	36,750	(3)	11.55	6/18/2022

Richard D. Horn	2,012	—		9.50	4/16/2014	4,948	53,933
	1,198	—		9.50	6/30/2014
	1,050	—		10.21	4/12/2015
	1,050	—		11.40	4/19/2016
	3,014			15.20	5/10/2017
	—	5,250		13.30	1/31/2018

(1)

The restrictions on the shares granted to the named executive officers lapse annually in five equal installments commencing on the date of the award, with the exception of 7,350 of the shares granted to Ms. Andersen, the restrictions on which lapse annually in four equal installments commencing on the date of award.

(2)

Calculated by multiplying the closing price of the Common Stock on the NASDAQ on December 31, 2012 of $10.90 per share by the number of unvested shares of restricted stock held by such named executive officer.

(3)

In June 2012, the Board approved the exchange of certain outstanding options held by the named executive officer. In the exchange, the named executive officer surrendered certain fully vested options due to expire in December 2015 with an exercise price of $11.00, and received a similar number of options that will vest over a 5-year period from the date of issuance, with an expiration date of June 18, 2022, and an exercise price of $11.55, the fair market value of the of the Company’s Common Stock on the date of the exchange.

Potential Payments Upon Termination or Change in Control

Securing the continued service of key executives is essential to the continued success of the Company and the Bank’s growth and operations. Employment agreements and executive continuity agreements, which help retain key executives during a change of control, assist the Company by providing security to key executives of the Bank.

Ms. Andersen has an employment agreement with the Bank with an initial term that expires December 31, 2015. The initial term will be automatically extended for an additional three-year period on January 1st of the year following the initial term and each renewal term thereafter, unless terminated in accordance with its terms. The employment agreement provides for a minimum annual base salary, subject to annual review and upward adjustment at the discretion of the Bank, eligibility for bonuses, reimbursement of certain business expenses, participation in certain employee benefit plans and perquisites made available to senior executives and/or key management employees of the Bank.

In the event Ms. Andersen is no longer employed by a successor or assign of the Bank after a change of control (as defined in the employment agreement), Ms. Andersen will be entitled to receive a severance payment in a lump sum equal to three times her annual salary then in effect and a gross-up payment equal to any additional tax liability under Section 280G of the Internal Revenue Code, of 1986, as amended (the “Code”). In addition, in the event of a change of control that would render valueless any stock options, all such outstanding options will become fully vested.

If the employment agreement is not renewed or the employment agreement is terminated for any reason other than death, disability or by the Bank for cause (as defined in the employment agreement), Ms. Andersen will receive (a) all accrued and unpaid annual base salary, bonuses, vacation, and other amounts earned or otherwise due through the termination date, (b) continued group medical and other health plans for her and her immediate family for a period of one (1) year, (c) accelerated vesting of all unvested stock options and (d) a severance payment equal to (1) her annual base salary then in effect if the employment agreement is not renewed or (2) two times her annual base salary then in effect if the employment agreement is terminated by the Bank without cause or by Ms. Andersen for cause.

If the employment agreement is terminated by the Bank for cause or by Ms. Andersen without cause, Ms. Andersen will receive all accrued and unpaid annual base salary, vacation, bonuses and other amounts earned or otherwise due through the termination date. Ms. Andersen will not be entitled to any bonuses for the year in which such termination occurs.

If the employment agreement is terminated as a result of Ms. Andersen’s death, her personal representative is entitled to receive all accrued and unpaid annual base salary, vacation, bonuses and other amounts earned or otherwise due through the termination date and the Bank will maintain, at its own expense, for a period of one (1) year after the termination, the group medical and other health plans in which Ms. Andersen and her immediate family were participating on the date of termination.

Ms. Andersen’s employment agreement also contains noncompetition restrictions pursuant to which she has agreed not to engage in a competing business (as defined in the employment agreement) in the greater Washington, D.C. Metropolitan Area or any other city or county outside of the greater Washington, D.C. Metropolitan Area where the Bank has an office on the date of Ms. Andersen’s termination of employment with the Bank. The noncompetition obligation extends for a period of twelve months after the termination date.

George W. Connors, IV, President and Chief Credit Officer of the Bank, Matthew R. Johnson, Executive Vice President and Chief Financial Officer of the Company and the Bank, and Richard D. Horn, General Counsel and Corporate Secretary of the Company and the Bank, each have a severance payment agreement with the Bank with an initial term that expires December 21, 2015. The initial term is automatically extended for an additional year each year thereafter, unless terminated in accordance with its terms. Upon a covered termination

(as defined in the severance payment agreement), each officer is entitled to receive (1) all accrued and unpaid salary, bonuses, vacation and other amounts earned or otherwise due through the termination date, (2) a lump sum payment equal to two years’ salary and (3) contributions toward continued health insurance until twelve months pass, COBRA continuation coverage expires or the officer is eligible for comparable insurance as a result of new employment or self-employment, whichever occurs first. In addition, all outstanding equity awards will immediately vest upon a covered termination or if, in the event of a change of control (as defined in the severance payment agreement), the acquiring, surviving or successor entity does not assume, continue or substitute the officer’s unvested outstanding equity awards, whether or not the officer’s employment is terminated as a result of the change of control. A covered termination occurs if, after a change of control, such officer’s employment with WashingtonFirst Bank is terminated (a) by the Bank, other than for cause, disability (each as defined in the severance payment agreement) or death, on or within three years after the change of control, (b) by the officer for good reason (as defined in the severance payment agreement) within three years after the change of control or (c) by the officer, for any reason other than death or disability, during the period beginning ninety days after the change of control and ending three years after the change of control. The payments to be made under the severance payment agreements are subject to a limitation that the total amount of all payments to the officer that would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code) shall be reduced so that no portion of such payments to the executive would be subject to the excise tax imposed by Section 4999 of the Code.

The severance payment agreements do not contain post-employment noncompetition restrictions.

The Bank has also entered into a severance payment agreement with Michael M. Amin, Senior Vice President, Operations/Information Technology and Retail Banking, with the same terms described above, except that Mr. Amin’s agreement provides for a lump sum payment equal to one year’s salary.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filing.

In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Board has determined that each Audit Committee member is independent in accordance with the listing standards of the NASDAQ and in Section 10A of the Exchange Act and that Charles E. Andrews has the requisite attributes of an “audit committee financial expert” as defined by the rules and regulations of the SEC.

The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements with management, which has primary responsibility for the financial statements, and with the Company’s independent registered public accounting firm, BDO USA, LLP, which is responsible for expressing an opinion on whether such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2012 and 2011 and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

The Audit Committee met regularly with BDO USA, LLP, with and without management present, to discuss the results of their audits, management’s assessment of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting. The Audit Committee also reviewed Management’s Report on Internal Control Over Financial Reporting contained the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the SEC, as well as BDO USA, LLP’s Report of Independent Registered Public Accounting Firm included in the same Annual Report on Form 10-K related to its audits of the Company’s consolidated financial statements.

The Audit Committee discussed with BDO USA, LLP the matters that are required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol.1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO USA, LLP’s communications with the Audit Committee concerning independence, and has discussed with BDO USA, LLP its independence. The Audit Committee has concluded that BDO USA, LLP did not provide any prohibited non-audit services to the Company and its affiliate, which is compatible with maintaining BDO USA, LLP’s independence.

Based on the above-mentioned review and discussions with management and BDO USA, LLP, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the SEC. The Audit Committee also recommended the reappointment of BDO USA, LLP and the Board concurred in such recommendation.

The Audit Committee

Charles E. Andrews (Chairman) D. Mark Lowers Juan A. Mencia Larry D. Meyers Randall S. Peyton, M.D. Joe R. Reeder Gen. (Ret.) Johnnie E. Wilson

FEES AND SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table sets forth the fees billed to the Company for the two fiscal years ending December 31, 2012 by BDO USA, LLP:

	2012	2011

Audit fees(1)	$203,000	$87,000

Audit-related fees	14,800	10,220

Tax fees	37,538	22,113

All other fees	30,000	0

(1)	Includes fees billed for professional services rendered in connection with the audit and quarterly reviews of the Company’s consolidated financial statements and assistance with securities filings other than periodic reports.

The Company became a public reporting company in August 2012. For the Company’s fiscal year 2013, the Audit Committee will consider, on a case-by-case basis, and approve, if appropriate, all audit and permissible non-audit services to be provided by the Company’s independent registered public accounting firm. Pre-approval of such services is required unless a “de minimus” exception is met. To qualify for the “de minimus”

exception, the aggregate amount of all such services provided to the Company must constitute not more than five percent of the total amount of revenues paid by the Company to its independent registered public accounting firm during the fiscal year in which the non-audit services are provided; such services were not recognized by the Company at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approval has been delegated by the Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board or the Audit Committee reviews all related party transactions for potential conflicts of interest. Any related party transaction must be reported and may be consummated or may continue only if the Board or the Audit Committee approves or ratifies such transaction.

Many of the directors and executive officers of the Company and the Bank and their associates, which include corporations, partnerships and other organizations in which they are officers or partners or in which they and their immediate families have at least a 5% interest, are customers of the Bank. During 2012, the Bank made loans in the ordinary course of business to many of the directors and executive officers of the Company and the Bank and their employees, all of which were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons unaffiliated with the Company and did not involve more than the normal risk of collectability or present other unfavorable features. Loans to directors and executive officers of the Company and the Bank and certain significant shareholders of the Company are subject to limitations contained in the Federal Reserve Act, the principal effect of which is to require that extensions of credit by the Bank to directors and executive officers of the Company and the Bank and certain significant shareholders of the Company satisfy the foregoing standards. As of December 31, 2012, the outstanding balance of all of such loans aggregated $20.0 million, which was approximately 20.46% of the Company’s Tier 1 capital at such date. The Company expects the Bank to have such transactions or transactions on a similar basis with the directors and executive officers of the Company and the Bank and certain significant shareholders of the Company and their employees in the future.

With respect to banking transactions other than loans, since inception the Bank has had transactions in the ordinary course of business with many of its directors, executive officers, principal shareholders and other affiliates. However, transactions with such persons were on substantially the same terms as those that could be obtained from unaffiliated third parties and those prevailing for comparable transactions with others.

The Board is not aware of any family relationship between any executive officer or director, nor is the Board aware of any involvement in legal proceedings that are material to an evaluation of the ability or integrity or any executive officer or director.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY

MANAGEMENT OF THE COMPANY AND PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 15, 2013 by (1) directors and named executive officers of the Company, (2) each person who is known by the Company to own beneficially 5% or more of the Common Stock and (3) all directors and named executive officers as a group. Unless otherwise indicated, based on information furnished by such shareholders, management of the Company believes that each person has sole voting and dispositive power over the shares indicated as owned by such person.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage Beneficially Owned(2)
Principal Shareholders
Endicott Opportunity Partners III, L.P.(3)	602,897	9.68%
Directors and Named Executive Officers
Shaza L. Andersen(4)	110,747	1.78%
Charles E. Andrews	4,424	0.07%
Joseph S. Bracewell(5)	321,877	5.17%
Oliver T. Carr, III	390	0.01%
George W. Connors, IV(6)	57,873	0.93%
Josephine S. Cooper(7)	33,426	0.54%
Hon. John H. Dalton(8)	68,434	1.10%
Donald W. Fisher, Ph.D.	443	0.01%
Richard D. Horn(9)	57,285	0.92%
Matthew R. Johnson(10)	49,599	0.80%
D. Mark Lowers	443	0.01%
John J. Mahoney(11)	42,777	0.69%
Juan A. Mencia(12)	108,901	1.75%
Larry D. Meyers(13)	44,840	0.72%
Mark C. Michael(14)	74,209	1.19%
Madhu K. Mohan, MD(15)	242,144	3.89%
Ken Morrissette(16)	90,375	1.45%
James P. Muldoon(17)	144,158	2.32%
William C. Oldaker(18)	165,672	2.66%
Randall S. Peyton, MD(19)	23,875	0.38%
Hon. Joe R. Reeder(20)	74,655	1.20%
William G. Reilly(21)	60,705	0.98%
Gail R. Steckler(22)	47,335	0.76%
Gen. (Ret.) Johnnie E. Wilson(23)	25,090	0.40%
Directors and Named Executive Officers as a Group (24 persons)	1,849,677	29.71%

(1)

Unless otherwise indicated, the address for each beneficial owner is c/o WashingtonFirst Bankshares, Inc., 11921 Freedom Drive, Suite 250, Reston, Virginia 20190. The table includes any shares purchasable upon the exercise of stock options and warrants for the purchase of Common Stock exercisable within 60 days.

(2)

The percentage beneficially owned was calculated based on 6,225,324 shares of Common Stock issued and outstanding as of March 15, 2013. The percentage assumes the exercise by the shareholder or group named in each row of all stock options and warrants for the purchase of Common Stock held by such shareholder or group and exercisable within 60 days, and includes shares of Common Stock, the restrictions on which will lapse within 60 days.

(3)	Excludes 546,592 shares of Non-Voting Common Stock, Series A.
(4)

Includes 29,372 shares owned jointly with Marc Andersen, Ms. Andersen’s husband, 105 shares owned by Kaitlin Andersen, Ms. Andersen’s daughter and 105 shares owned by Daniel Andersen, Ms. Andersen’s son, 65,010 shares issuable upon exercise of options that are exercisable within 60 days, and 2,680 shares the restrictions on which will lapse within 60 days.

(5)

Includes 36,582 shares owned by Bracewell Value Partnership, LP, a family investment partnership of which Mr. Bracewell is the managing member of the general partner, 33,759 shares issuable upon exercise of options that are exercisable within 60 days, and 840 shares the restrictions on which will lapse within 60 days.

(6)	Includes 40,425 shares issuable upon exercise of options that are exercisable within 60 days, and 1,646 shares the restrictions on which will lapse within 60 days.
(7)	Includes 22,785 shares owned by the Josephine S. Cooper Living Trust, for which Ms. Cooper serves as Trustee, and 10,041 shares issuable upon exercise of options that are exercisable within 60 days.
(8)

Includes 9,757 shares owned by the John H. Dalton Family Trust dtd 12/20/2012 for which Mr. Dalton serves as Trustee, and 8,820 shares issuable upon exercise of options that are exercisable within 60 days.

(9)

Includes 25,202 shares owned jointly with Robin Horn, Mr. Horn’s wife, 7,875 shares owned by the George A. Horn Trust, for which Mr. Horn serves as trustee, 13,574 shares issuable upon exercise of options that are exercisable within 60 days, and 1,236 shares the restrictions on which will lapse within 60 days.

(10)

Includes 18,674 shares owned jointly with Themis Johnson, Mr. Johnson’s wife, 28,875 shares issuable upon exercise of options that are exercisable within 60 days, and 1,135 shares the restriction on which will lapse within 60 days.

(11)	Includes 5,736 shares issuable upon exercise of options that are exercisable within 60 days.
(12)	Includes 50,821 shares owned jointly with Lauren E. Mencia, Mr. Mencia’s wife, and 6,510 shares issuable upon exercise of options that are exercisable within 60 days.
(13)

Includes 4,424 shares owned jointly with Kris Meyers, Mr. Meyers’ wife, 27,305 shares owned by the Meyers and Associates Profit Sharing Plan, and 9,466 shares issuable upon exercise of options that are exercisable within 60 days

(14)	Includes 7,203 shares issuable upon exercise of options that are exercisable within 60 days.
(15)

Includes 63,293 shares held by Mangal Katikineni, IRA, Dr. Mohan’s wife, 5,261 shares owned by Nisha Katikineni Trust; 10,119 shares owned by Sheela Katikineni Trust; 825 shares owned by Anita V. Katikineni; 825 shares owned by Veena S. Katikineni; 144,247 shares owned by the MMK Family Trust for which Dr. Mohan serves as Trustee, and 5,127 shares issuable upon exercise of options that are exercisable within 60 days.

(16)	Includes 88,200 shares owned by Interstate Group Holdings, Inc., for which Mr. Morrissette serves as a director and Vice President.
(17)

Includes 24,804 shares owned by METCOR Ltd., an information technology consulting and training company owned by Mr. Muldoon; 50,376 shares owned by METCOR Profit Sharing Plan; 3,001 shares owned by Linda Kessler, Mr. Muldoon’s wife, and 11,435 shares issuable upon exercise of options that are exercisable within 60 days.

(18)	Includes 24,570 shares owned by Judith Thedford IRA, Mr. Oldaker’s wife, and 12,616 shares issuable upon exercise of options that are exercisable within 60 days.
(19)

Includes 2,205 shares jointly owned with Pamela Peyton, Dr. Peyton’s wife; 52 shares owned by Carilynn Peyton, Dr. Peyton’s daughter, 52 shares owned by Frances Peyton, Dr. Peyton’s daughter, and 4,305 shares issuable upon exercise of options that are exercisable within 60 days.

(20)	Includes 9,090 shares issuable upon exercise of options that are exercisable within 60 days.
(21)	Includes 40,557 shares owned jointly with Jacqueline Reilly, Mr. Reilly’s wife, and 10,249 shares issuable upon exercise of options that are exercisable within 60 days.
(22)

Includes 5,775 shares owned by Steve A. Steckler, Ms. Steckler’s husband; 4,583 shares and owned by the Ian Steckler Trust, for which Ms. Steckler is Trustee; 4,583 shares owned by the Hannah Steckler Trust for which Ms. Steckler is Trustee; 1,560 shares owned by Jackson Valeriy Steckler Trust for which Ms. Steckler is Trustee; 1,560 shares owned by the Anna Burka Steckler Trust for which Ms. Steckler is Trustee, and 9,230 shares issuable upon exercise of options that are exercisable within 60 days.

(23)	Includes 17,699 shares owned jointly with Helen Wilson, General Wilson’s wife, and 6,353 shares issuable upon exercise of options that are exercisable within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10% of the outstanding Common Stock to file reports of ownership and changes in ownership of Common Stock and other equity securities of the Company with the SEC. Such persons are required by the SEC’s regulations to furnish the Company with copies of all Section 16 forms they file.

The Initial Statements of Beneficial of Securities on Form 3 for each of the Company’s Section 16 filers were filed on December 27, 2012 and the Company’s Registration Statement on Form 8-A became effective on December 20, 2012. Based solely on the Company’s review of the copies of reports furnished to it and representations from certain reporting persons that they have complied with the applicable filing requirements, the Company otherwise believes that during the year ended December 31, 2012, all Section 16(a) reporting requirements applicable to its officers, directors and greater than 10% shareholders were complied with.

Item 2.

PROPOSAL TO RATIFY APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Pursuant to the recommendation of the Audit Committee, the Board has appointed BDO USA, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2013. BDO USA, LLP has served as the Company’s independent registered public accounting firm continuously for the past eight years.

At the Meeting, the shareholders will be asked to consider and act upon a proposal to ratify the appointment of BDO USA, LLP. The ratification of such appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and present in person or represented by proxy at the Meeting. Representatives of BDO USA, LLP will be present at the Meeting, will be given an opportunity to make a statement (if they desire to do so) and will be available to respond to appropriate questions.

Shareholder ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year is not required by the Company’s Bylaws, state law or otherwise. However, the Board is submitting the selection of BDO USA, LLP to the Company’s shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain BDO USA, LLP. Even if the selection of BDO USA, LLP is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the 2013 fiscal year if it determines that such a change would be in the best interests of the Company and its shareholders.

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF BDO USA, LLP.

Item 3.

APPROVAL OF WASHINGTONFIRST 2010 EQUITY COMPENSATION PLAN, AS AMENDED

Background

The Company’s 2010 Equity Compensation Plan, which is referred to, including all amendments, as the “2010 Plan”, was adopted by the board of directors of the Company in February 2010 following the formation of the Company as a holding company for the Bank. At the time of the formation of the holding company, the Bank had three stock option plans in operation, or the “Prior Plans,” which were assumed by the Company. Options outstanding under the Prior Plans became options to purchase shares of the Company’s common stock rather than shares of the Bank common stock. Pursuant to the terms of the 2010 Plan, all of the shares of the Company’s common stock reserved for issuance under the Prior Plans, but not covered by a stock option or other equity compensation grant, were canceled and an identical number of shares reserved for issuance under the 2010 Plan. The Prior Plans remain in existence for the purpose of administering outstanding options granted pursuant to the Prior Plans, but additional option grants may not be made under the Prior Plans. Shares underlying options outstanding under the Prior Plans that expire unexercised or are forfeited or cancelled without the issuance of shares are added to the shares reserved for issuance under the 2010 Plan.

As of March 15, 2013, there were options or other equity compensation awards outstanding with respect to a total of 546,255 shares of the Company’s Common Stock, of which 339,648 were issued under the Prior Plans and 206,607 were issued under the 2010 Plan. As of December 31, 2012, there were no additional shares available for issuance under the Prior Plans and 410,506 shares available for issuance under the 2010 Plan. On August 9, 2012, the Board amended the 2010 Plan to increase by 375,000 from 611,751 to 986,751 the shares reserved for issuance under the 2010 Plan.

The Company believes that it has been able to attract highly qualified personnel in part through the use of stock awards, and that it is desirable to have the continued flexibility to attract additional personnel, if needed, and to retain and reward exceptional performance by employees through additional stock awards. The Company has used the 2010 Plan and the Prior Plans for this purpose. The 2010 Plan was approved by the shareholders of the Company at a Special Meeting of Shareholders held on December 17, 2012.

The 2010 Plan as approved by the Company’s shareholders on December 17, 2012 did not provide for the issuance of Incentive Stock Options (“ISOs”) meeting the requirements of Section 422 of the Code. The Board believes it is in the best interests of the Company and its shareholders to provide incentives to employees of the Company and its subsidiaries that will align their personal interest with the long-term financial success of the Company and with growth in shareholder value by amending the 2010 Plan to include ISOs. Accordingly, the Board desires to adopt and approve the 2010 Plan, as further amended (the “Amended Plan”) in substantially the form attached hereto as Appendix A.

Summary of Amended Plan

The following summary of the material features of the Amended Plan is qualified in its entirety by reference to the copy of the Amended Plan attached as Appendix A to this proxy statement.

Administration

The Compensation Committee administers the Amended Plan. The Compensation Committee has the authority to determine and designate which employees, directors or consultants are eligible to receive grants of options or other awards and, subject to the express provisions of the Amended Plan, to determine the vesting, restrictions and other terms of the agreements representing such options or awards, as the case may be. The Compensation Committee is also authorized to interpret the Amended Plan and the respective award agreements executed under the Amended Plan and to make all other determinations necessary or advisable for administering the Amended Plan.

Eligibility

Awards under the Amended Plan may be granted to all current and prospective officers or other employees, and all non-employee directors, of the Company and its subsidiaries.

Types of Awards

The Amended Plan provides for a variety of awards, including stock options – both incentive stock options and non-qualified stock options – stock appreciation rights, restricted stock, restricted stock units and stock awards. The general terms of these awards are discussed below. Reference is made to the Amended Plan, a copy of which is attached to this proxy statement as Appendix A, for a complete description of the terms of each type of award.

Stock Options. The Amended Plan provides for the issuance of stock options to employees and non-employee directors as determined by the Compensation Committee. The Compensation Committee designates the participants who will receive the options, the number of shares subject to the options and the terms and conditions of each option granted under the Amended Plan. However, (i) no participant may be granted non-qualified stock options for more than 30,000 shares during any calendar year, (ii) the aggregate fair market value of shares with respect to which any employee may first exercise incentive stock options granted during any calendar year may not exceed $100,000, or such amount as shall be specified in Section 422 of the Code (the “Code”), (iii) no incentive stock option may be granted on or following February 22, 2020, and (iv) no incentive stock option may be granted to a non-employee director. The term and the exercise price of any option granted under the Amended Plan will be determined by the Compensation Committee. The exercise price of options granted under the Amended Plan may not be less than the fair market value of the shares on the date of the award, and may be paid in full in a manner prescribed by the Compensation Committee. The Amended Plan permits holders of options, with approval of the Compensation Committee, to relinquish all or any part of the unexercised portion thereof in exchange for replacement options under certain circumstances.

Stock Appreciation Rights. The Compensation Committee determines the participants who will receive stock appreciation rights and the terms and the awards; provided, that no participant may be granted stock appreciation rights for more than 30,000 shares during any calendar year. A stock appreciation right permits the holder thereof to receive an amount (in cash, the Company’s Common Stock or a combination thereof) equal to the number of stock appreciation rights exercised by the holder multiplied by the excess of the fair market value of the Company’s stock on the exercise date over the stock appreciation rights’ exercise price. Stock appreciation rights may but need not be granted in connection with the grant of an option. A stock appreciation right may be exercised in whole or in such installments and at such time as determined by the Compensation Committee.

Restricted Stock. The Compensation Committee determines the participants who will receive awards of restricted stock and the terms of the awards; provided, that no participant may be granted more than 15,000 shares of restricted stock in any calendar year. Pursuant to a restricted stock award, shares of the Company’s Common Stock will be issued or delivered to the employee at any time the award is made without any cash payment to the Company, except to the extent otherwise provided by the Compensation

Committee or required by law; provided, however, that such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit such shares to the Company as may be determined in the discretion of the Compensation Committee. The restrictions on disposition may lapse based upon (i) the Company’s attainment of specific performance targets established by the Compensation Committee, (ii) the grantee’s tenure with the Company, or (iii) a combination of these and factors selected by the Compensation Committee. The Company retains custody of the shares of the Company’s Common Stock issued pursuant to a restricted stock award until the disposition restrictions lapse. An employee may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of such shares until the expiration of the restriction period. However, upon the issuance to the employee of shares of the Company’s Common Stock pursuant to a restricted stock award, except for the foregoing restrictions, such employee will have all the rights of a shareholder of the Company with respect to such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares.

Restricted Stock Units. The Compensation Committee determines the participants who will receive awards of restricted stock units and the terms of the awards; provided, that no participant may be granted more than 15,000 shares of restricted stock units in any calendar year. A restricted stock unit is an award under the Amended Plan that is a bookkeeping entry granted to a participant and valued by reference to the fair market value of a share of the Company’s Common Stock and which is subject to restrictions (which may be service–based, with or without performance acceleration and/or performance based restrictions) and forfeiture until the designated conditions for the lapse of the restrictions are satisfied. Unless otherwise provided in the award agreement, during the period of restriction holders of restricted stock units have no rights to dividends and other distributions made with respect to the common stock; rather, such distributions will increase the number of restricted stock units held under the award agreement. During the period of restriction, holders of restricted stock units have no right to vote the shares represented by the units.

Stock Awards. The Compensation Committee determines the participants who will receive unrestricted stock awards under the Amended Plan; provided, that no participant may be granted unrestricted stock awards with respect to more than 15,000 shares of Common Stock in any calendar year. A stock award is an award of unrestricted shares of the Company’s Common Stock to a participant. Recipients are not required to pay the Company for the shares awarded, except to pay applicable withholding taxes.

Change of Control

In the event of a change of control of the Company, the Compensation Committee as constituted prior to the change of control may, as to any outstanding award under the Amended Plan, either at the time the award is made or at any time thereafter, accelerate any time periods relating to the exercise of realization of any award, provide for the purchase or settlement of any award by the Company for an amount of cash equal to the amount which would have been obtained upon the exercise or realization of the award, make any adjustment to any outstanding award as the Compensation Committee considers appropriate to reflect the change of control, or cause any outstanding award to be assumed, or new rights substituted for such award, by the acquiring or surviving entity in the change of control.

Amendment and Termination

The Amended Plan is subject to termination, amendment or modification by the Compensation Committee without approval by the Company’s shareholders unless such approval is required by the Code, the Exchange Act, a national securities exchange or interdealer quotation system on which the Company’s common stock is listed or quoted or any regulatory body having jurisdiction over the Company. No termination, amendment or modification of the Amended Plan will adversely affect an outstanding award except as specifically provided in the Amended Plan.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2012 regarding the Company’s equity compensation plans under which its equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise pricing of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation pans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	546,255	10.84	410,506
Equity compensation plans not approved by security holders	—	—	—

Total	546,255	10.84	410,506

New Plan Benefits

Awards under the Amended Plan are discretionary and are not subject to set benefits or amounts. Accordingly, the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors or employees under the Amended Plan.

Vote Required

The affirmative vote of a majority of the votes cast on such proposal at a meeting at which a quorum is present is required to approve the Amended Plan, as amended.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED PLAN.

Item 4.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, the Company is providing shareholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of its named executive officers.

The Company urges shareholders to read the Summary Compensation Table and other related compensation tables and narrative, appearing on pages 17-21, which provide detailed information on the compensation of the Company’s named executive officers. The Compensation Committee and the Board believe that the Company’s policies and procedures are effective in achieving its goals and that the compensation of its named executive officers reported in this Proxy Statement has contributed to the Company’s recent and long-term success.

The Company is asking for shareholder approval of the compensation of its named executive officers as disclosed in this Proxy Statement in accordance with SEC rules, the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the policies and practices described in this Proxy Statement.

Accordingly, the Company is asking its shareholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2012 Summary Compensation Table and the other related tables and disclosure.”

This advisory vote, commonly referred to as a “Say-On-Pay” vote, is non-binding on the Board. Although non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding its executive compensation program.

THE BOARD RECOMMENDS A VOTE FOR THE NON-BINDING PROPOSAL TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

Item 5.

ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTE (“SAY-ON-FREQUENCY”)

Pursuant to recently adopted Section 14A of the Exchange Act, the Company is asking shareholders to vote on whether future advisory votes on executive compensation of the nature reflected in Item 3 above should occur every year, every two years or every three years.

The Board recommends that future Say-On-Pay votes be conducted every three years (or triennially) to provide shareholders with an appropriate timeframe to evaluate the Company’s overall executive compensation program. The Company’s executive compensation program is designed to provide a competitive level of total compensation necessary to attract and retain executives qualified to execute the Company’s business strategy and to motivate them to contribute to the Company’s short- and long-term success. While the Company’s executive compensation program is straightforward and does not tend to materially change from year to year, a triennial vote will provide the Company with sufficient time to evaluate the effectiveness of its executive compensation philosophy, policies and practices in the context of its long-term business results rather than emphasizing short-term and potentially one-time fluctuations in its business results or executive compensation. Further, a triennial vote would better enable the Company to respond effectively to shareholder input, engage with shareholders to understand and respond to prior voting results and implement any appropriate changes to its program. In addition, a triennial vote will provide time for any implemented changes to take effect and allow shareholders sufficient time to evaluate the effectiveness of its compensation program and any changes made to the program. Furthermore, as discussed above under the heading “Corporate Governance – Shareholder Communications with Directors,” shareholders or other interested parties may provide additional feedback to the Board even in years when the Say-On-Pay vote does not occur.

Although the Board recommends holding a Say-On-Pay vote once every three years, shareholders have the option to specify one of four choices for this matter: every one year, every two years, every three years or abstain. Shareholders are not voting to approve or disapprove of the Board’s recommendation. This advisory vote on the frequency of future Say-On-Pay votes is non-binding on the Board. Although non-binding, the Board and the Compensation Committee will review and consider the voting results. Notwithstanding the Board’s recommendation and the outcome of the shareholder vote, the Board may in the future decide to conduct advisory Say-On-Pay votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.

THE BOARD RECOMMENDS A VOTE TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY THREE YEARS.

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

FOR 2014 ANNUAL MEETING

In order for shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act to be presented at the Company’s 2014 Annual Meeting of Shareholders and included in the Company’s proxy statement and form of proxy relating to such meeting, such proposals must be submitted to the President of the Company at the Company’s principal executive offices no later than November 15, 2013. Shareholder proposals should be submitted to WashingtonFirst Bankshares, Inc., 11921 Freedom Drive, Suite 250, Reston, Virginia 20190, Attention: President c/o Corporate Secretary.

In addition, the Company’s Bylaws provide that only such business which is properly brought before a shareholder meeting will be conducted. For business to be properly brought before a meeting or nominations of persons for election to the Board to be properly made at a meeting by a shareholder, notice must be received by the Secretary of the Company at the Company’s offices not less than 120 days prior to the first anniversary date of the initial notice given to shareholders of record on the record date for the Company’s previous annual meeting. Such notice to the Company must also provide certain information set forth in the Company’s Bylaws. A copy of the Company’s Bylaws may be obtained upon written request to the Secretary of the Company.

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K, including consolidated financial statements and related notes, for the fiscal year ended December 31, 2012, as filed with the SEC, accompanies but does not constitute part of this Proxy Statement.

Shareholders who hold their shares directly with the Company and who previously have elected not to receive an annual report for a specific account may request that the Company promptly mail its 2012 Annual Report to that account by writing to WashingtonFirst Bankshares, Inc., 11921 Freedom Drive, Suite 250, Reston, Virginia 20190, (703) 840-2410, Attention: Richard D. Horn, General Counsel and Corporate Secretary.

If you are the beneficial owner, but not the record holder, of shares of Common Stock, your broker, bank or other nominee may only deliver one copy of this Proxy Statement and the Company’s 2012 Annual Report to multiple shareowners who share an address, unless that nominee has received contrary instructions from one or more of the shareholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and the Company’s 2012 Annual Report to a shareholder at a shared address to which a single copy of the documents was delivered. A shareholder who wishes to receive a separate copy of the Company’s proxy statement and annual report, now or in the future, should submit this request by writing to WashingtonFirst Bankshares, Inc., 11921 Freedom Drive, Suite 250, Reston, Virginia 20190, (703) 840-2410, Attention: Richard D. Horn, General Counsel and Corporate Secretary. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.

OTHER MATTERS

The Board does not intend to bring any other matter before the Meeting and does not know of any other matters that are to be presented for action at the Meeting. However, if any other matter does properly come before the Meeting or any adjournment thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

You are cordially invited and urged to attend the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card and promptly mail it in the enclosed envelope or follow the instructions provided to you to vote your shares via telephone or the Internet.

By order of the Board of Directors,

Richard D. Horn
General Counsel and Corporate Secretary

APPENDIX A

WASHINGTONFIRST BANKSHARES, INC.

2010 EQUITY COMPENSATION PLAN

(as amended)

ARTICLE I

Establishment, Purpose, and Duration

1.1 Establishment of the Plan. WashingtonFirst Bankshares, Inc. (the “Company”), a corporation formed under the laws of the Commonwealth of Virginia to serve as the bank holding company for WashingtonFirst Bank, hereby establishes an equity compensation plan for the Company and its Subsidiaries to be known as the “WashingtonFirst Bankshares, Inc. 2010 Equity Compensation Plan”, as set forth in this document and as hereafter from time to time amended (the “Plan”). Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Stock Awards to Employees and Non-Employee Directors.

The Plan was adopted by the Board of Directors of the Company on February 22, 2010 (the “Effective Date”). Awards under the Plan may not be granted prior to the Effective Date of the Plan, provided that Incentive Stock Options may not be granted prior to the later of the Effective Date of the Plan or the date of shareholder approval of the amendment to the Plan permitting the grant of Incentive Stock Options as Awards.

1.2 Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Employees and Non-Employee Directors that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in shareholder value. The Plan is designed to provide flexibility to the Company and its Subsidiaries in its ability to motivate, attract, and retain the services of Employees and Non-Employee Directors upon whose judgment, interest, and effort the successful conduct of its operation is largely dependent.

1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Committee, as defined below, to terminate the Plan at any time pursuant to Article XIV herein, until February 21, 2020, at which time it shall terminate except with respect to Awards made prior to, and outstanding on, that date which shall remain valid in accordance with their terms.

ARTICLE II

Definitions

2.1 Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

(a) “Agreement” means a written agreement implementing the grant of each Award signed by an authorized officer or director of the Company and by the Participant, as defined below.

(b) “Award” or “Grant” means, individually or collectively, a grant under the Plan of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Stock Awards.

(c) “Award Date” means the date on which an Award or Grant is made by the Committee under the Plan.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act, as defined below.

1

(e) “Board” or “Board of Directors” means the Board of Directors of the Company, unless such term is used with respect to a Subsidiary, in which case it shall mean the Board of Directors of that Subsidiary.

(f) “Change of Control” shall mean the occurrence of:

(i) the acquisition by any Person (as defined below) or group of Persons being the Beneficial Owner (as defined above), directly or indirectly, of securities representing more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (“Voting Securities”); or

(ii) individuals who constitute the Board of Directors of the Company on the Effective Date (“Incumbent Board”) ceasing for any reason to constitute at least a majority of that Board, provided that any person becoming a director subsequent to the Effective Date whose election or whose nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board shall be, for purposes of this definition, considered as though he or she were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Board; or

(iii) a reorganization, merger, or consolidation with respect to which those Persons who were Beneficial Owners of the Voting Securities of the Company immediately prior to such reorganization, merger, or consolidation do not, following such reorganization, merger, or consolidation, beneficially own, directly or indirectly, shares representing more than 50% of the combined voting power of the Voting Securities of the Company resulting from such reorganization, merger, or consolidation; or

(iv) the implementation of a plan of liquidation or dissolution of the Company or similar event; or

(v) a sale or other disposition of all or substantially all of the assets of the Company in one transaction or series of related transactions.

(g) “Code” means the Internal Revenue Code of 1986, as amended, as now in force or hereafter amended.

(h) “Committee” means either the Board or the committee of the Board, if any, appointed or otherwise serving, as provided below, to administer the Plan pursuant to Article III herein. At any time the Company is subject to the Exchange Act, the Committee shall consist of at least two persons and, if determined by the Board to be appropriate, each person shall be a “non-employee director” as defined in Rule 16b-3 under the Exchange Act, or any similar or successor rule, and/or an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code; provided, however, that unless otherwise determined by the Board, if the Board has appointed a Personnel/Compensation Committee from among its members, the Committee shall consist of the Personnel/Compensation Committee of the Board of Directors of the Company so long as it consists of at least two persons, all of whom are “non-employee directors” and/or “outside directors.”

(i) “Company” means WashingtonFirst Bankshares, Inc., or any successor thereto as provided in Article XVI herein.

(j) “Employee” means a current or prospective officer or other employee of the Company or any of its Subsidiaries.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended, as now in force or hereafter amended.

2

(l) “Fair Market Value” of the Company’s Stock, as defined below, means the closing market price (that is, the price at which last sold on the principal U.S. market or quotation system) of the Stock on the relevant date if it is a trading date or, if not, on the most recent date on which the Stock was traded prior to such date, as reported by the exchange for the principal U.S. market or principal quotation system on which the Stock is traded; or if, in the opinion of the Committee, this method is inapplicable or inappropriate for any reason, the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.

(m) “Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Article VI herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

(n) “Non-Employee Director” means an individual who is a member of the Board of the Company or a Subsidiary and who is not an employee of the Company or any Subsidiary.

(o) “Non-Qualified Stock Option” or “NQSO” means an option to purchase Stock, granted under Article VI herein, which is not intended to be an Incentive Stock Option.

(p) “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

(q) “Participant” means an Employee or Non-Employee Director who is granted or receives an Award under the Plan.

(r) “Performance Goal” means one or more performance measures or goals set by the Committee in its discretion for each grant of a performance-based compensation Award. The extent to which such performance measures or goals are met will determine the amount or value of the performance-based compensation Award that a Participant is entitled to exercise, receive or retain. Performance Goals may be particular to a Participant, may relate to the performance of the Subsidiary, division, strategic business unit or line of business which employs him, or may be based on the performance of the Company generally. Performance Goals may be based on Stock value or increases therein, earnings per share or earnings per share growth, net earnings, earnings or earnings growth (before or after one or more of taxes, interest, depreciation and/or amortization), operating profit, operating cash flow, operating or other expenses, operating efficiency, return on equity, assets, capital or investment, sales or revenues or growth thereof, deposit, loan and/or equity levels or growth thereof, working capital targets or cost control measures, regulatory compliance, gross, operating or other margins, efficiency ratio (as generally recognized and used for bank financial reporting and analysis), interest income, non-interest income, credit quality, net charge-offs and/or non-performing assets (excluding such loans or classes of loans as may be designated for exclusion), productivity, customer satisfaction, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, quality measures, and any component or components of the foregoing (including, without limitation, determination thereof with or without the effect of discontinued operations and dispositions of business segments, non-recurring items, material extraordinary items that are both unusual and infrequent, special charges, and/or accounting changes), or implementation, management or completion of critical projects or processes. Performance Goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance Goals may be absolute in their terms or measured against or in relationship to a market index, a group of other companies comparably, similarly or otherwise situated, or a combination thereof. Each of the Performance Goals shall be determined, where applicable and except as provided above, in accordance with generally accepted accounting principles.

The Committee, in its sole discretion, but subject to any limitations under Section 162(m) of the Code in the case of an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, may adjust any evaluation of performance under a Performance Goal to take into account any of the following events that occur during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any extraordinary

3

non-recurring items as described in Accounting Standards Codification 225-20 (formerly Accounting Principles Board Opinion No. 30), or in any replacement thereof, and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders, if any, for the applicable year.

In the case of an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, prior to the payment of any compensation with respect to the Award, the Committee shall certify the extent to which any Performance Goal and any other material terms under such Award have been satisfied (other than in cases where such Performance Goals relate solely to the increase in the value of Stock).

(s) “Period of Restriction” means the period during which Restricted Stock or Restricted Stock Units are restricted, pursuant to Article VIII or IX herein.

(t) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as described in Section 13(d) thereof.

(u) “Plan” means the WashingtonFirst Bankshares, Inc. 2010 Equity Compensation Plan, as described herein and as hereafter from time to time amended.

(v) “Restricted Stock” means an Award of Stock granted to a Participant pursuant to Article VIII herein.

(w) “Restricted Stock Unit” means an Award, designated as a Restricted Stock Unit, which is a bookkeeping entry granted to a Participant pursuant to Article IX herein and valued by reference to the Fair Market Value of a Share, which is subject to restrictions and forfeiture until the designated conditions for the lapse of the restrictions are satisfied. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Committee.

(x) “Securities Act” shall mean the Securities Act of 1933, as amended, as now in force or hereafter amended.

(y) “Stock” or “Shares” means the common stock of the Company.

(z) “Stock Appreciation Right” or “SAR” means an Award, designated as a stock appreciation right, granted to a Participant pursuant to Article VII herein.

(aa) “Stock Award” means an award of Stock granted to a Participant pursuant to Article X herein.

(bb) “Subsidiary” means, in the case of Incentive Stock Options, any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code (including any entity which becomes a Subsidiary after the adoption of the Plan by the Board) and, in the case of Awards other than Incentive Stock Options, any subsidiary corporation, partnership, limited liability company, joint venture or other trade or business which is considered to be a single employer together with the Company under Section 414(b) or (c) of the Code (substituting “at least 50%” for “at least 80%” in determining ownership or control therein).

ARTICLE III

Administration

3.1 The Committee. The Plan shall be administered by the Committee, which shall have all powers necessary or desirable for such administration. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made, exercised, paid or distributed; (ii) to determine all terms and provisions of each

4

Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend, or waive rules or regulations for the Plan’s administration; (v) to accelerate the exercisability of any Award or the termination of any Period of Restriction or other restrictions imposed under the Plan; (vi) to change any Performance Goal; and (vii) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan in its sole and absolute discretion. Any determination by the Committee shall be in the Committee’s sole and absolute discretion, and its determination shall be final and binding on all parties.

The Chairman of the Committee, the Chief Executive Officer, or such other officers or directors of the Company as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

For purposes of determining the applicability of Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Award provide that it may become vested or be earned or exercised only during employment or service or within a specified period of time after termination of employment or service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of employment or service or continuous employment or service.

Subject to limitations under applicable law, the Committee is authorized in its sole and absolute discretion to issue Awards and/or accept notices, elections, consents, and/or other forms or communications by Participants by electronic or similar means, including, without limitation, transmissions through e-mail and other permissible methods, on such basis and for such purposes as it determines from time to time.

A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present (in person or as otherwise permitted by applicable law), or acts unanimously approved in writing by the Committee without a meeting, shall be deemed the action of the Committee.

3.2 Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Employees and/or Non-Employee Directors as may be selected by it to be Participants. Each Award shall be evidenced by an Agreement.

3.3 Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be made in its sole and absolute discretion and shall be final, conclusive, and binding.

3.4 Requirements of Rule 16b-3 and Section 162(m) of the Code. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3 (or any successor or similar rule) under the Exchange Act or Section 162(m) of the Code.

Any provision of the Plan to the contrary notwithstanding, and except to the extent that the Committee determines otherwise, at any time the Company is subject to the Exchange Act: (i) transactions by and with respect to officers and directors of the Company who are subject to Section 16(b) of the Exchange Act shall comply with any applicable conditions of Rule 16b-3; (ii) transactions with respect to persons, if any, whose remuneration is subject to the provisions of Section 162(m) of the Code shall conform to the requirements of Section 162(m)(4)(C) of the Code; and (iii) every provision of the Plan shall be administered, interpreted, and construed to carry out the foregoing provisions of this sentence.

Notwithstanding any provision of the Plan to the contrary, the Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Section 162(m)(4)(C) of the Code as well as Awards that do not so qualify. Every provision of the Plan shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded; and any provision of the Plan that would prevent an Award that the Committee intends to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code from so qualifying shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded.

5

3.5 Indemnification of the Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries (but only for the portion of any period so treated as a Subsidiary).

3.6 Certain Determinations. In connection with the Committee’s good faith determination of Fair Market Value as required herein, the Committee may, as guidance, take into consideration the book value of the Stock of the Company, the relationship between the traded price and book value of shares for financial institutions of similar size and similar operating results to the Company or WashingtonFirst Bank, any reasonably recent trades of the Stock of the Company brought to the attention of the Committee and such additional relevant information as the Committee in its judgment deems necessary. In its sole discretion, the Committee may, but is not obligated to, consult with and/or engage an investment banker or other appropriate advisor to advise the Committee in connection with its good faith determination of Fair Market Value herein.

ARTICLE IV

Stock Subject to the Plan

4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed the sum of (i) 985,696 reduced by that number of Shares represented by outstanding awards under the plans formerly known as the First Liberty Bancorp, Inc. 2004 Stock Option Plan, the WashingtonFirst Bank 2004 Stock Option Plan and the WashingtonFirst Bank 2005 Stock Awards Plan, as such plans have been adopted by the Company (collectively, the “Existing Plans”), on the Effective Date of this Plan and (ii) that number of Shares represented by awards under the Existing Plans which are outstanding on, and which expire or are otherwise terminated or forfeited without the issuance of Shares at any time after, the Effective Date. In the event the Company completes an initial public offering (an “IPO”) after the Effective Date, any Restricted Stock, Restricted Stock Units or Stock Awards granted after the date of completion of the IPO shall be subject to the following additional limitation: no more than one-half of the aggregate number of such Shares available for issuance on the date of completion of the IPO shall be granted after the date of completion of the IPO in connection with Restricted Stock, Restricted Stock Units and Stock Awards. Restricted Stock, Restricted Stock Units and Stock Awards outstanding on the date of completion of the IPO may remain outstanding and the Shares relating to such outstanding Awards may be issued in accordance with the terms of such Awards but no additional Restricted Stock, Restricted Stock Units or Stock Award may be granted to the extent the number of Shares to which such additional Award relates would cause more than one-half of the aggregate number of Shares available for issuance on the date of completion of the IPO to be associated with outstanding Restricted Stock, Restricted Stock Units and Stock Awards. No Award (including an Award that may only be settled in cash) may be granted at any time if the number of Shares to which such Award relates, when added to the number of Shares previously issued (and not subsequently forfeited) under the Plan and the number of Shares to which other then-outstanding Awards relate, exceeds the number of Shares deemed available under this Article IV.

4.2 Lapsed Awards or Forfeited Shares; Shares Used as Payment of Option Price or for Taxes. Shares related to any Award, or portion thereof, that is settled in cash in lieu of Stock shall be available again for grant under the Plan. Similarly, Shares related to any Award, or portion thereof, that terminates by expiration, forfeiture, cancellation or otherwise without the issuance of such Shares, or Shares related to a Restricted Stock Award that are forfeited, shall be available again for grant under the Plan. Any shares covered by a SAR shall be counted as used only to the extent shares are actually issued to the Participant when the SAR is exercised. Any Shares surrendered by a Participant as full or partial payment of the Option Price (as defined in Section 6.3 herein), and any Shares retained by the Company in satisfaction of payment of the Option Price or withholding taxes shall be available again for grant under the Plan.

6

4.3 Capital Adjustments. The number and class of Shares subject to each outstanding Award, the Option Price or Base Value (as defined in Section 7.5 herein), as the case may be, and any limits on and the aggregate number and class of Shares for which Awards thereafter may be made shall be proportionately, equitably and appropriately adjusted in such manner as the Committee shall determine in order to retain the economic value or opportunity to reflect any stock dividend, stock split, recapitalization, merger, consolidation, reorganization, reclassification, combination, exchange of shares or similar event in which the number or class of Shares is changed. Where an Award being adjusted is an Incentive Stock Option or is subject to or exempt from Section 409A of the Code, the adjustment shall also be effected so as to comply with Section 424(a) of the Code and so as not to constitute a modification within the meaning of Section 424(h) or 409A, as applicable, of the Code.

ARTICLE V

Eligibility

Persons eligible to participate in the Plan and receive Awards are all Employees and all Non-Employee Directors who, in the opinion of the Committee, merit becoming Participants.

ARTICLE VI

Options

6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Non-Employee Directors at any time and from time to time as shall be determined by the Committee. The Committee shall have sole and absolute discretion in determining the number of Shares subject to Options granted to each Participant, provided, however, that (i) in the event the Company completes an IPO, no Participant may be granted Options in any calendar year after the date of completion of the IPO for more than 30,000 Shares, (ii) the aggregate Fair Market Value (determined at the time the Award is granted) of Shares with respect to which any Participant may first exercise Incentive Stock Options granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422 of the Code and rules and regulations thereunder, (iii) no Incentive Stock Option may be granted on or following the tenth anniversary of the earlier of the Effective Date of the Plan or the date of shareholder approval of the amendment to the Plan permitting the grant of Incentive Stock Options as Awards, and (iv) no Incentive Stock Option may be granted to a Non-Employee Director.

6.2 Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price, the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of employment or service, and such other provisions as the Committee shall determine (subject to the limitations of Section 6.8 herein), which need not be the same for all Participants. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Non-Qualified Stock Option not intended to be an Incentive Stock Option within the meaning of Section 422 of the Code; provided, however, that if an Option is intended to be an Incentive Stock Option but fails to be such for any reason, it shall continue in full force and effect as a Non-Qualified Stock Option.

6.3 Option Price. The exercise price per Share of Stock covered by an Option (the “Option Price”) shall be determined by the Committee subject to the following limitations. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Award Date. In addition, in order for an Option to be an Incentive Stock Option where an Option is granted to an Employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the Option must have an Option Price which is at least equal to 110% of the Fair Market Value of the Stock on the Award Date.

6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable after the expiration of ten years from its Award Date (unless on that day the exchange or quotation system on which the Stock then trades or is included is closed, in which case those Options shall expire on the next day on which such exchange or quotation system is open). In addition, in order for an Option to be an Incentive Stock Option where an Option is granted to an Employee who, at the time of grant, owns

7

(within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the Option must not be exercisable after the expiration of five years from its Award Date.

6.5 Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine (subject to the limitations of Section 6.8 herein), which need not be the same for all Participants.

6.6 Method of Exercise and Delivery of Shares After Exercise. Options shall be exercised by the delivery of a notice of exercise to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price shall be payable to the Company in full either in cash or certified check or wire transfer, by delivery of Shares of Stock valued at Fair Market Value at the time of exercise (determined in the Committee’s sole and absolute discretion), by withholding and retention by the Company of sufficient Shares issuable in connection with the exercise to cover the Option Price (a “net share exercise”) (determined in the Committee’s sole and absolute discretion), by delivery of a promissory note (satisfactory to the Committee in its sole and absolute discretion and subject to restrictions and prohibitions of applicable law) or by a combination of the foregoing.

To the extent permitted under the applicable laws and regulations, at the request of the Participant and with the consent of the Committee in the Committee’s sole and absolute discretion, the Company may cooperate in a “cashless exercise” of an Option. The cashless exercise shall be effected by the Participant delivering to a securities broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Stock to cover the costs and expenses associated therewith.

As soon as practicable, after receipt of the notice of exercise and payment of the Option Price and completion of payment of (or an arrangement satisfactory to the Company for the Participant to pay) any tax withholding required in connection with a Non-Qualified Stock Option exercise, the Company shall cause the appropriate number of Shares to be issued in the Participant’s name, which issuance shall be effected in book entry or electronic form or in certificated form as determined by the Committee.

As an alternative to the foregoing, if the Committee determines to issue Options that are subject to Section 409A of the Code and are intended to comply with the requirements of Section 409A of the Code, the Committee may provide in the Agreement for a deferred issuance and delivery of the Shares to be issued in connection with the Option exercise at a time or times permitted under Section 409A of the Code. In such event, dividends or other distributions with respect to Shares which would otherwise have been issued and received by the Participant after the exercise if Shares were issued then shall be paid to the Participant currently as and when payable to shareholders of the Company or, if provided in the applicable Agreement, deferred until the underlying deferred Shares are issued and delivered. Any dividends or other distributions which are deferred shall be credited with interest at a reasonable rate as determined by the Committee from time to time.

6.7 Restrictions on Stock Transferability. In addition to applicable restrictions under Article XI herein, the Committee may in its sole and absolute discretion impose restrictions on any Shares delivered to a Participant on exercise of an Option under the Plan, including, without limitation, restricting transferability and/or designating such Shares as Restricted Stock or Stock subject to further service, performance, consulting or noncompetition period after exercise or issuance. Each certificate representing such Shares shall bear a legend referencing the restrictions on such Stock, which legend may be the same as the legend placed on certificates pursuant to Section 11.4 herein.

6.8 Disqualifying Disposition of Stock Issued on Exercise of an Incentive Stock Option. If a Participant makes a “disposition” (within the meaning of Section 424(c) of the Code) of Shares issued upon exercise of an Incentive Stock Option within two years from the date of grant or within one year from the date the Shares of Stock are transferred to the Participant, the Participant shall, within ten days of disposition, notify the Committee of such disposition.

8

ARTICLE VII

Stock Appreciation Rights

7.1 Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Employees and Non-Employee Directors, at the discretion of the Committee, provided, however, that in the event the Company completes an IPO, no Participant may be granted more than 30,000 Stock Appreciation Rights in any calendar year after the date of completion of the IPO.

7.2 SAR Agreement. Each SAR grant shall be evidenced by an Agreement that shall specify the Base Value (as defined in Section 7.5), the duration of the SAR, the number of Shares to which the SAR pertains, any conditions imposed upon the exercisability of the SAR in the event of retirement, death, disability or other termination of employment or service, and such other provisions as the Committee shall determine consistent with the Plan. SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants.

7.3 Exercise of SARs. SARs may be exercised with respect to all or part of the Shares upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such SARs. A SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.

7.4 Other Conditions Applicable to SARs. In no event shall the term of any SAR granted under the Plan exceed ten years from the Award Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds the Base Value.

7.5 Payment Upon Exercise of SARs. Subject to the provisions of the Agreement, upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount (the “SAR Value”) equal to the product of (i) the number of Shares with respect to which the SAR is exercised times (ii) an amount equal to the excess of (A) the Fair Market Value per Share on the date of exercise of the SAR over (B) the Base Value of the SAR as designated in the Agreement (which Base Value shall be the Fair Market Value per Share on the Award Date or any amount greater than such Fair Market Value stated as the Base Value in the Agreement).

Payment of the SAR Value to the Participant shall be made (i) in Shares, valued at the Fair Market Value on the date of exercise in the case of an immediate payment after exercise or on the date of settlement in the case of a delayed payment after exercise, (ii) in cash or (iii) in a combination thereof as determined by the Committee, either at the time of the Award or, unless otherwise provided in the applicable Agreement, thereafter, and as provided in the Agreement. Any payment in Shares shall be effected in book entry or electronic form or in certificated form as determined by the Committee.

To the extent required to satisfy the conditions of Rule 16b-3(e) under the Exchange Act, or any successor or similar rule, or as otherwise provided in the Agreement, the Committee shall have the sole discretion to consent to or disapprove the election of any Participant to receive cash in full or partial settlement of a SAR. In cases where an election of settlement in cash must be consented to by the Committee, the Committee may consent to, or disapprove, such election at any time after such election, or within such period for taking action as is specified in the election, and failure to give consent shall be disapproval. Consent may be given in whole or as to a portion of the SAR surrendered by the Participant. If the election to receive cash is disapproved in whole or in part, the SAR shall be deemed to have been exercised for Shares, or, if so specified in the notice of exercise and election, not to have been exercised to the extent the election to receive cash is disapproved.

As an alternative to the foregoing, if the Committee determines to issue SARs that are subject to Section 409A of the Code and are intended to comply with the requirements of Section 409A of the Code, the Committee may provide in the Agreement for a deferred issuance and delivery of the cash to be paid or Shares to be issued in connection with the SAR exercise at a time or times permitted under Section 409A of the Code. In such event, dividends or other distributions with respect to Shares which would otherwise have been issued and received by the Participant after the exercise if Shares were issued shall be paid to the Participant currently as and when payable to shareholders of the Company or, if provided in the

9

applicable Agreement, deferred until the underlying deferred Shares are issued and delivered. Any cash payment, dividends or other distributions which are deferred shall be credited with interest at a reasonable rate as determined by the Committee from time to time.

7.6 Restrictions on Stock Transferability. In addition to applicable restrictions under Article XI herein, the Committee may in its sole and absolute discretion impose restrictions on any Shares delivered to a Participant on exercise of a SAR under the Plan, including, without limitation, restricting transferability and/or designating such Shares as Restricted Stock or Stock subject to further service, performance, consulting or noncompetition period after exercise or issuance. Each certificate representing such Shares shall bear a legend referencing the restrictions on such Stock, which legend may be the same as the legend placed on certificates pursuant to Section 11.4 herein.

ARTICLE VIII

Restricted Stock

8.1 Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Employees and Non-Employee Directors and in such amounts as it shall determine, provided, however, that in the event the Company completes an IPO, no Participant may be granted more than 15,000 Shares of Restricted Stock in any calendar year after the date of completion of the IPO. Unless otherwise provided in the applicable Agreement, Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. As determined by the Committee, Shares of Restricted Stock may be issued in book entry or electronic form or in certificated form. Unless otherwise determined by the Committee, custody of Shares of Restricted Stock in certificated form shall be retained by the Company or held in escrow by an escrow agent selected, and subject to change from time to time, by the Committee until the termination of the Period of Restriction pertaining thereto.

8.2 Restricted Stock Agreement. Each Restricted Stock Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock granted, and the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions) and such other provisions as the Committee shall determine. If an Award of Restricted Stock is intended to be a performance-based compensation Award, the terms and conditions of such Award, including the Performance Goal(s) and Period of Restriction and, if different, performance period, shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement, and the requirements to satisfy or achieve the Performance Goal(s) as so provided therein shall be considered to be restrictions under the Plan.

8.3 Other Restrictions. The Committee may, in its sole and absolute discretion, impose or notify Participants of other restrictions, including any restrictions under applicable federal or state securities laws, and shall place a legend on the certificates representing Restricted Stock to give appropriate notice of such restrictions.

8.4 Certificate Legend. Each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear a legend referencing the restrictions on such Stock, which legend may be the same as the legend placed on certificates pursuant to Section 11.4 herein.

8.5 Removal of Restrictions. Except as otherwise provided in the Plan, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction and, where applicable, after a determination of the satisfaction or achievement of any applicable Performance Goal(s) by the Committee. Once the Shares are released from the restrictions, the legend required by Section 8.4 herein shall be removed and, unless and until the Participant requests in writing, or the Committee directs, issuance and delivery in certificated form, the Shares of Stock may remain in book entry or electronic form.

8.6 Voting Rights. Unless otherwise provided in the Agreement, during the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise any voting rights with respect to those Shares.

10

8.7 Dividends and Other Distributions. Unless otherwise provided in the Agreement (which may or may not provide for the current payment, or for the accumulation and payment of dividends and other distributions made in cash or property other than Shares until the Shares of Restricted Stock to which the dividends and other distributions relate vest), during the Period of Restriction, Participants entitled to or holding Shares of Restricted Stock granted hereunder shall be entitled to receive currently all dividends and other distributions made in cash or property other than Shares with respect to those Shares of Restricted Stock. If any dividends or distributions are paid in Shares, such Shares shall be subject to the same restrictions on transferability and the same rules for vesting, forfeiture, and custody as the Shares of Restricted Stock with respect to which they were distributed.

ARTICLE IX

Restricted Stock Units

9.1 Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units under the Plan (with one Restricted Stock Unit representing the right to one Share) to such Employees and Non-Employee Directors and in such amounts as it shall determine, provided, however, that in the event the Company completes an IPO, no Participant may be granted more than 15,000 Restricted Stock Units in any calendar year after the completion of the IPO. Participants receiving Restricted Stock Unit Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

9.2 Restricted Stock Unit Agreement. Each Restricted Stock Unit Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Units granted, and the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions) and such other provisions as the Committee shall determine. If a Restricted Stock Unit Award is intended to be a performance-based compensation Award, the terms and conditions of such Award, including the Performance Goal(s) and Period of Restriction and, if different, performance period, shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement, and the requirements to satisfy or achieve the Performance Goal(s) as so provided therein shall be considered to be restrictions under the Plan.

9.3 Dividends and Other Distributions. Unless otherwise provided in the Agreement (which may or may not provide for the current payment, or for the accumulation subject to the same restrictions, vesting, forfeiture and payment as the Restricted Stock Units to which they are attributable, of dividends and other distributions made in cash or property other than Shares), during the Period of Restriction, Participants holding Restricted Stock Units shall have no rights to dividends and other distributions made in cash or property other than Shares which would have been paid with respect to the Shares represented by those Restricted Stock Units if such Shares were outstanding. Participants holding Restricted Stock Units shall have no right to vote the Shares represented by such Restricted Stock Units until such Shares are actually issued. Unless otherwise provided in the Agreement, if any deemed dividends or other distributions would be paid in Shares, such Shares shall be considered to increase the Participant’s Restricted Stock Units with respect to which they were declared based on one Share equaling one Restricted Stock Unit. In addition, unless otherwise provided in the Agreement, during the Period of Restriction, any such deemed dividends and other distributions for which rights are provided but which are not paid currently shall be deemed converted to additional Restricted Stock Units based on the Fair Market Value of a Share on the date of payment or distribution of the deemed dividend or distribution.

9.4 Payment after Lapse of Restrictions. Subject to the provisions of the Agreement, upon the lapse of restrictions with respect to a Restricted Stock Unit, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts) (i) if paid in Shares, a number of Shares equal to the number of Shares with respect to which the restrictions lapse, or (ii) if paid in cash, an amount equal to the product of (A) the number of Shares with respect to which the restrictions lapse times (B) the Fair Market Value per Share on the date the restrictions lapse (such amount, the “RSU Value”).

11

The Agreement may provide for payment of the RSU Value at the time of vesting or, on an elective or non-elective basis, for payment of the RSU Value at a later date, adjusted (if so provided in the Agreement) from the date of vesting based on an interest, dividend equivalent, earnings, or other basis (including deemed investment of the RSU Value in Shares) set out in the Agreement (the “adjusted RSU Value”). The Committee is expressly authorized to grant Restricted Stock Units which are deferred compensation covered by Section 409A of the Code, as well as Restricted Stock Units which are not deferred compensation covered by Section 409A of the Code.

Payment of the RSU Value or adjusted RSU Value to the Participant shall be made in cash or Shares as provided in the Agreement, and if paid in cash shall be valued at the Fair Market Value on the date or dates the restrictions on the Award lapse in the case of an immediate payment after vesting, or at the Fair Market Value on the date of settlement in the event of an elective or non-elective delayed payment. Any payment in Shares shall be effected in book entry or electronic form or in certificated form as determined by the Committee.

9.5 Restrictions on Stock Transferability. In addition to applicable restrictions under Article XI herein, the Committee may in its sole and absolute discretion impose restrictions on any Shares delivered to a Participant in settlement of a Restricted Stock Unit, including, without limitation, restricting transferability and/or designating such Shares as Restricted Stock or Stock subject to further service, performance, consulting or noncompetition period after settlement. Each certificate representing such Shares shall bear a legend referencing the restrictions on such Stock, which legend may be the same as the legend placed on certificates pursuant to Section 11.4 herein.

ARTICLE X

Stock Awards

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant unrestricted Stock Awards under the Plan to one or more Employees and Non-Employee Directors in such amount or amounts as it shall determine, provided, however, that in the event the Company completes an IPO, no Participant may be granted Stock Awards in any calendar year after the date of completion of the IPO for more than 15,000 Shares. Participants receiving Stock Awards are not required to pay the Company therefor (except for applicable tax withholding). Payment of a Stock Award shall be effected as soon as practicable after the Award Date in book entry or electronic form or in certificated form as determined by the Committee.

ARTICLE XI

Restrictions on Transferability of Stock

11.1 General Restrictions.

(a) Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company shall not be required to register in a Participant’s name or deliver any Shares prior to the completion of any registration or qualification of such Shares under any federal, state or foreign law or any ruling or regulation of any government body which the Committee shall, in its sole and absolute discretion, determine to be necessary or advisable.

(b) The Company shall be under no obligation to qualify Shares subject to any Award or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issuance of Shares subject to any Award or causing the issuance of such Shares to be exempt from registration and qualification under applicable federal and state securities laws now in force or as hereinafter amended, except as otherwise agreed to by the Company in writing in its sole discretion.

11.2 Purchase for Investment: Rights of Holder on Subsequent Registration.

(a) Unless and until the Shares to be issued upon grant or exercise of, or otherwise attributable to, an Award under the Plan have been effectively registered under the Securities Act, the Company shall be under no obligation to issue any Shares unless the person to whom such Shares are to be issued shall give a written representation and

12

undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he is acquiring the Shares issued pursuant to, or otherwise attributable to, the Award for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law, and that if Shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

(b) In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act or other applicable statutes any Shares attributable to an Award under the Plan, or to qualify any such Shares for exemption from the Securities Act or other applicable statutes, then the Company may take such action and may require from each Participant such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus, offering circular or any other document that is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

11.3 Forfeiture Provisions. The Committee may impose such forfeiture provisions with respect to any Shares attributable to an Award under the Plan as it may deem advisable and as it may provide in the Agreement pertaining to the Award.

11.4 Certificate Legend. In addition to any legends placed on certificates pursuant to provisions of the Plan, each certificate representing Shares attributable to an Award under the Plan which are subject to forfeiture shall bear the following legend (subject to such modification as the Committee deems appropriate):

The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer and/or subject to forfeiture, as set forth in the WashingtonFirst Bankshares, Inc. 2010 Equity Compensation Plan, in the rules and administrative procedures adopted pursuant to such plan, and/or in an agreement dated                     . A copy of the plan, such rules and procedures, and such agreement may be obtained from the Secretary of WashingtonFirst Bankshares, Inc.

Once Shares are released from the referenced restrictions or forfeiture provisions, the Participant or other holder thereof shall be entitled to exchange his Stock certificate for a new certificate which does not bear the legend required by this section of the Plan or to have the legend required by this Section of the Plan removed from his Stock certificate.

ARTICLE XII

Change of Control

In the event of a Change of Control of the Company, as defined herein, the Committee, as constituted before such Change of Control, in its sole and absolute discretion (except that it may not take any action which would cause any Award not to comply with Section 409A of the Code) may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such Award by the Company, with or without a Participant’s request or consent, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant’s rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change of Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving entity in such Change of Control.

13

ARTICLE XIII

Modification, Extension and Renewals of Awards

Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards and may modify the terms of an outstanding Agreement, provided that, in the event the Company completes an IPO, the exercise price of any Award may not be lowered after the date of completion of the IPO other than pursuant to Section 4.3 herein. In addition, the Committee may accept the surrender of outstanding Awards granted under the Plan or outstanding awards granted under any of the Existing Plans or any other equity compensation plan of the Company and authorize the granting of new Awards pursuant to the Plan in substitution therefor, and the new Awards may be of a different type than the surrendered Awards or awards, may specify longer terms than the surrendered Awards or awards, may provide for a more rapid or slower exercisability or vesting than the surrendered Awards or awards, and may contain any other provisions that are authorized by the Plan, so long as in the event the Company completes an IPO, the new or substituted Awards authorized after the date of completion of the IPO do not specify a lower exercise price than the surrendered Awards or awards. Also, the Committee may accept the cancellation of outstanding Awards granted under the Plan for cash or such other consideration (other than a substitute Award) as it may deem appropriate. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.

ARTICLE XIV

Amendment, Modification and Termination of the Plan

14.1 Amendment, Modification and Termination. At any time and from time to time, the Committee may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or quotation system on which the Stock is then listed or quoted, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

14.2 Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Section 4.3 or 17.10 herein shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

ARTICLE XV

Withholding

15.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant’s FICA obligation, if any) required by law to be withheld with respect to any grant, exercise, issuance, settlement or payment made under or as a result of the Plan.

15.2 Stock Withholding. With respect to withholding required upon the exercise of Non-Qualified Stock Options, upon the lapse of restrictions on Restricted Stock or upon the occurrence of any other taxable event with respect to any Award, Participants may elect, subject to the approval of the Committee, or the Committee may require Participants to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld. Participants may also elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by surrendering previously owned Shares having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld or surrendered shall be based on the Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections by Participants shall be irrevocable and be made in writing and in such manner as determined by the Committee in advance of the day that the transaction becomes taxable.

14

ARTICLE XVI

Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE XVII

General

17.1 Requirements of Law. The granting of Awards and the issuance of Shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or self-regulatory organizations (i.e., exchanges or quotation systems) as may be required.

17.2 Effect of Plan. The establishment of the Plan shall not confer upon any Employee or Non-Employee Director any legal or equitable right against the Company, a Subsidiary or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment or service of any Employee or Non-Employee Director, nor is it a contract between the Company or any of its Subsidiaries and any Employee or Non-Employee Director. Participation in the Plan shall not give any Employee or Non-Employee Director any right to be retained in the employment or service of the Company or any of its Subsidiaries. Except as may be otherwise expressly provided in the Plan or in an Agreement, no Employee or Non-Employee Director who receives an Award shall have rights as a shareholder of the Company prior to the date Shares are issued to the Participant pursuant to the Plan.

17.3 Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

17.4 Governing Law. The Plan, and all Agreements hereunder, shall be deemed to be governed, construed and administered in accordance with the laws of the Commonwealth of Virginia applicable to contracts made and to be performed solely in the Commonwealth of Virginia. Any dispute under the Plan, or under any Agreement hereunder, shall be adjudicated solely and exclusively in the courts of the Commonwealth of Virginia located in the County of Fairfax, Virginia, and the Federal Court for the District in which such state court is located, and no other Court shall have jurisdiction of this Plan, any Agreement issued under the Plan, any Award issued under the Plan, or any dispute hereunder. It is the intention of the Company that Incentive Stock Options granted under the Plan qualify as such under Section 422 of the Code.

17.5 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

17.6 Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

17.7 Transferability. Unless the Agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly states that it is transferable as provided in this section, no Award granted under the Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner, other than by will or the laws of descent and distribution, prior to the vesting or lapse of any and all restrictions applicable to any Shares issued under an Award. The Committee may in its sole discretion grant an Award (other than an Incentive Stock Option) or amend an outstanding Award (other than an Incentive Stock Option) to provide that the Award is transferable or assignable to a member or members of the Participant’s “immediate family,” as such term is defined under Exchange Act Rule 16a-l(e), or to a trust for the benefit solely of a member or members of the Participant’s immediate family, or to a partnership or other entity whose only owners are members of the Participant’s immediate family, provided that following any such transfer or assignment the Award will remain subject to substantially the same terms applicable to the Award while held by the Participant, as modified as the Committee in its sole discretion shall determine appropriate, and the Participant shall execute an agreement agreeing to be bound by such terms.

15

17.8 Termination of Employment or Service. Unless otherwise provided in the Agreement pertaining to an Award, in the event that a Participant terminates his employment or service with the Company and its Subsidiaries for any reason, then the unvested portion of such Award shall automatically be forfeited to the Company. Unless otherwise provided in the Agreement pertaining to an Award or as may be required by applicable law, in determining cessation of employment or service, transfers between the Company and/or any Subsidiary shall be disregarded, and, except for Incentive Stock Options, changes in status between that of an Employee and a Non-Employee Director shall be disregarded. The Committee may provide in an Agreement made under the Plan for vesting of Awards in connection with the termination of a Participant’s employment or service on such basis as it deems appropriate, including, without limitation, any provisions for vesting at death, disability, retirement, or in connection with a Change of Control with or without the further consent of the Committee. The Agreements evidencing Awards may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

17.9 Banking Regulatory Provision. All Awards under the Plan are subject to a direction by the Company’s primary federal banking regulator which requires Participants to exercise or forfeit the stock rights contained in their Awards if the Company’s capital falls below the minimum requirements, as determined by the Company’s state or primary federal banking regulator. In addition, all Awards shall be subject to any other conditions, limitations and prohibitions under any other financial institution regulatory policy or rule to which the Company is subject.

17.10 Nonqualified Deferred Compensation Plan Omnibus Provision. Unless otherwise provided in the applicable Agreement, it is intended that any compensation, benefits or other remuneration, which is provided pursuant to or in connection with the Plan, which is considered to be nonqualified deferred compensation subject to Section 409A of the Code, shall be provided and paid in a manner, and at such time and in such form, as complies with the applicable requirements of Section 409A of the Code to avoid the unfavorable tax consequences provided therein for non-compliance. The Committee is authorized to amend any Agreement and to amend or declare void any election by a Participant as may be determined by it to be necessary or appropriate to evidence or further evidence required compliance with Section 409A of the Code. Neither the Company nor the Committee, however, shall have any responsibility or liability if any Award is subject to adverse taxation under Section 409A of the Code.

17.11 Participation in Capital Purchase Program. The Company has participated in the Troubled Asset Relief Program (“TARP”) Capital Purchase Program (the “CPP”) created by the Treasury Department pursuant to authority granted under the Emergency Economic Stabilization Act of 2008, as amended from time to time (the “EESA”). As a result of its participation in the CPP, the Company is required to comply with the requirements of Section 111(b) of the EESA, in accordance with the guidance and regulations issued by the Treasury Department with respect to the CPP, as such guidance and regulations may be amended from time to time (the “CPP Requirements”). This Plan is intended to permit the Committee, in its sole discretion, to grant Awards of Restricted Stock or Restricted Stock Units that are intended to qualify as TARP-compliant long-term restricted stock or restricted stock units under the CPP Requirements as well as to grant Awards that are not intended to qualify as TARP-compliant long-term restricted stock or restricted stock units, including without limitation the payment of a Participant’s salary in Stock Awards or the grant of Restricted Stock or Restricted Stock Units which, although not TARP-compliant long-term restricted stock or restricted stock units, nonetheless comply with the non-accrual and other limitations of the CPP Requirements. Notwithstanding any other provision of the Plan to the contrary, the Plan shall be administered, interpreted and construed and, if and where applicable, benefits provided hereunder shall be limited, deferred, prohibited and/or subject to repayment to the Company in accordance with the CPP Requirements and Section 111(b) of the EESA, as amended from time to time, to the extent legally applicable.

ARTICLE XVIII

Substitution of Awards under Other Plans or Agreements

The Committee is hereby authorized to grant Awards on such basis as it deems appropriate, and to effect the issuance of Stock under this Plan in substitution for equity compensation awarded and outstanding under any equity compensation plan of, or agreement entered into with, a business entity which is acquired by the Company or otherwise

16

becomes a Subsidiary on such terms and conditions as it deems appropriate. The Committee is expressly authorized to provide that the exercise price of an assumed option may be higher or lower than the Fair Market Value of the Stock to which a substitute option relates in order to approximate the inherent economic value of the assumed option or stock appreciation right, provided that any substitution will be done in accordance with Section 424 of the Code and Section 409A of the Code, to the extent applicable.

17

WASHINGTONFIRST BANKSHARES, INC.

C/O BROADRIDGE

P.O. BOX 1342

BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M57755-P36979

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

WASHINGTONFIRST BANKSHARES, INC

For All Withhold All For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR proposals 1 through 4, and FOR future advisory votes on executive compensation every three years.

1. Election of the eight Group I nominees, the one Group II nominee and the one Group III nominee listed below.

Nominees:

Group I Nominees (To Serve Until the 2016 Annual Meeting of Shareholders):

01) Shaza L. Andersen 05) John J. Mahoney

02) Charles E. Andrews 06) Kenneth Morrissette

03) George W. Connors, IV 07) Randall S. Peyton, M.D.

04) Donald W. Fisher, Ph.D. 08) William G. Reilly

Group II Nominee (To Serve Until the 2014 Annual Meeting of Shareholders):

09) Oliver T. Carr, III

Group III Nominee (To Serve Until the 2015 Annual Meeting of Shareholders):

10) D. Mark Lowers

For Against Abstain

2. Proposal to ratify appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2013.

3. Proposal to approve the WashingtonFirst Bankshares, Inc. 2010 Equity Compensation Plan, as amended.

4. Advisory resolution to approve the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Every One Year Every Two Years Every Three Years Abstain

5. Proposal to conduct future advisory votes on executive compensation every three years.

I plan to attend the Annual Meeting. Yes No

NOTE: In their discretion, upon any other matter that may properly come before the Annual Meeting and any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]

Date

Signature (Joint Owners)

Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M57756-P36979

PROXY

WASHINGTONFIRST BANKSHARES, INC.

11921 Freedom Drive Suite 250 Reston, Virginia 20190

This Proxy is Solicited on Behalf of the Board of Directors for use at the Annual Meeting of Shareholders on April 30, 2013

The undersigned shareholder(s) of WashingtonFirst Bankshares, Inc. (the “Company”) hereby constitutes and appoints Shaza L. Andersen and Matthew R. Johnson, and each of them, as attorneys, agents and proxies with full power of substitution, to vote as proxy the number of shares of common stock, par value $0.01 per share, of the Company held of record by the undersigned as of March 15, 2013 which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on April 30, 2013 at 11:00 a.m. (local time) at the Tower Club, 8000 Towers Crescent Drive, Suite 1700, Vienna, Virginia 22182, and at any adjournment or postponement thereof (the “Annual Meeting”), with respect to the proposals described in the Proxy Statement and the Notice of Annual Meeting of Shareholders, both dated, April 2, 2013, timely receipt of which is hereby acknowledged.

Shares of the Company stock will be voted as specified in this Proxy. Unless otherwise specified, this Proxy will be voted “FOR” each proposal indicated on the reverse side. If any other matter is properly presented at the Annual Meeting or any postponement or adjournment thereof, the Proxy will be voted in accordance with the judgment of the persons appointed as proxies.

The board of directors of the Company unanimously recommends a vote “FOR” the election of each of the director nominees, “FOR” the ratification of the independent registered accounting firm, “FOR” the approval of the WashingtonFirst Bankshares, Inc. 2010 Equity Compensation Plan, as amended, “FOR” the advisory resolution approving the compensation of the Company’s named executive officers and “FOR” the proposal to conduct future advisory votes on executive compensation every three years, each to be presented to and voted upon by the shareholders as set forth in the Proxy Statement. Such vote is hereby solicited on behalf of the board of directors of the Company. You may vote the shares in person by attending the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.